UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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PURE ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PURE ACQUISITION CORP.
421 W. 3rd Street, Suite 1000
Fort Worth, Texas 76102

NOTICE OF SPECIAL MEETING IN LIEU OF 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 10, 2019

TO THE STOCKHOLDERS OF PURE ACQUISITION CORP.:

You are cordially invited to attend a special meeting in lieu of the 2019 annual meeting (the “special meeting”) of stockholders of Pure Acquisition Corp. (“Company,” “we,” “us” or “our”) to be held at 10:00 a.m., local time, on Thursday, October 10, 2019 at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102, to consider and vote upon the following proposals:

1.

to amend (the “Extension Amendment”) the Company’s second amended and restated certificate of incorporation (our “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from October 17, 2019 to February 21, 2020 (the “Extended Date”);

2.

to elect Jared S. Sturdivant to serve as the Class A director on the Company’s Board of Directors (our “Board”) until the 2022 annual meeting of stockholders or until his successor is elected and qualified;

3.	to ratify the selection by our audit committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2019; and

4.

to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of proposal 1.

Each of the proposals is more fully described in the accompanying proxy statement.

The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination.  The Company’s prospectus for its initial public offering (“IPO”) and charter provided that the Company had until October 17, 2019 to complete a business combination. However, our Board currently believes that there may not be sufficient time before October 17, 2019 to complete a business combination. The purpose of the Extension Amendment is to allow the Company more time to complete an initial business combination, which our Board believes is in the best interest of our stockholders; however, there can be no assurance that a business combination can be completed by February 21, 2020, if at all. If the Extension Amendment is approved, we will hold another stockholder meeting prior to the extended deadline in order to seek stockholder approval of any proposed business combination.

Public stockholders may elect to have the Company redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (“Trust Account”), including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares in connection with the Extension Amendment (the “Election”), regardless of how such public stockholders vote on the Extension Amendment. Stockholders do not need to vote on the Extension Amendment or be a holder of record on the record date to exercise redemption rights. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, telephone number and address to Continental to validly redeem its shares. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to have the Company redeem their public shares upon consummation of the initial business combination when it is submitted to the stockholders if they continue to remain stockholders as of such time, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date if they continue to remain stockholders as of such time.

1

The Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.23 on the record date. The closing price of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) on September 19, 2019 was $10.24. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

HighPeak Pure Acquisition, LLC (“sponsor”) has agreed to contribute or cause an affiliate to contribute to the Company as a loan $0.033 for each share of the Company’s Class A Common Stock issued in the IPO that is not redeemed in connection with the stockholder vote to approve the Extension for each month (commencing on October 17, 2019 and on the 17th day of each subsequent calendar month) that is needed by the Company to complete a business combination from October 17, 2019 until the Extended Date (the “Contribution”). For example, if the Company completes a business combination on December 17, 2019, which would represent two months, the sponsor would make aggregate Contributions of approximately $2.7 million (assuming no public shares are redeemed in connection with the Extension). Each Contribution will be deposited in the trust account on or before the 20th day of each calendar month. Accordingly, if the Extension Amendment is approved, the Extension takes effect and the Company completes a business combination on December 17, 2019, then the redemption amount per public share as of December 17, 2019 would be approximately $10.30 per public share, in comparison to the current redemption amount of approximately $10.23 per public share. If the Extension Amendment is approved, the Extension takes effect and the Company takes the entire time through the Extended Date to complete its initial business combination, then the redemption amount per public share as of the Extended Date would be approximately $10.36 per public share, in comparison to the current redemption amount of approximately $10.23 per public share.

If the Extension Amendment proposal is not approved and we do not consummate a business combination by October 17, 2019, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Company’s escrow agent will be authorized to transfer $1.00 per whole warrant sold as part of the units issued in the Company’s IPO (the “public warrants”), to holders of public warrants other than our sponsor and its affiliates, at the same time as we redeem our public shares. There will be no other redemption rights or liquidating distributions with respect to our warrants, which will expire if we fail to complete our business combination by October 17, 2019.

Following the filing of our preliminary proxy statement with the SEC on September 10, 2019, pursuant to the sponsor’s obligation under a certain letter agreement entered into in connection with our IPO, HighPeak Energy Partners II, LP (“HighPeak II”), an affiliate of our sponsor, and certain other affiliates, launched a tender offer to purchase, at $1.00 in cash per public warrant, the outstanding public warrants of the Company. The public warrant tender offer is not conditioned upon any minimum number of public warrants being tendered or any particular outcome on the vote of the Extension Amendment. This communication is for informational purposes only and is neither a recommendation nor an offer to purchase the public warrants. It is not a substitute for the tender offer materials that HighPeak II filed on Schedule TO with the SEC on September 12, 2019 upon commencement of the tender offer or any amendments or supplements thereto that it has made or may make in the future.  Please see, “What is the Sponsor’s tender offer for the public warrants and how does it relate to the Extension Amendment?” for additional information regarding the public warrant tender offer.

The affirmative vote of at least a majority of the Company’s outstanding Class A Common Stock and Class B common stock (the “Common Stock”) will be required to approve the Extension Amendment.

The election of directors is decided by a plurality of the votes of the Common Stock cast at the special meeting. Ratification of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2019 requires a majority of the votes of the Common Stock present in person or represented by proxy at the special meeting and entitled to vote thereon.

2

Our Board has fixed the close of business on September 13, 2019 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on an initial business combination at this time. If you are a public stockholder, you will have the right to vote on the initial business combination (and to exercise your redemption rights, if you so choose) when it is submitted to stockholders for approval if you remain a stockholder at such time.

After careful consideration of all relevant factors, our Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” each of proposals 1, 2, 3 and 4.

Enclosed is the proxy statement containing detailed information concerning the proposals and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

September 20, 2019

By Order of the Board of Directors

/s/ Jack D. Hightower
Jack D. Hightower
Chairman of the Board, Chief Executive Officer and President

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in Lieu of Annual Meeting of Stockholders to be held on October 10, 2019:  This notice of meeting, the accompanying proxy statement is available at https://www.cstproxy.com/pureacquisitioncorp/2019/proxy and the Company’s Annual Report is available at https://www.cstproxy.com/pureacquisitioncorp/2019/10k.

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PURE ACQUISITION CORP.
421 W. 3rd Street, Suite 1000
Fort Worth, Texas 76102

SPECIAL MEETING IN LIEU OF 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 10, 2019

PROXY STATEMENT

A special meeting in lieu of the 2019 annual meeting (the “special meeting”) of stockholders of Pure Acquisition Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at 10:00 a.m., local time, on Thursday, October 10, 2019 at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102, to consider and vote upon the following proposals:

1.

to amend (the “Extension Amendment”) the Company’s second amended and restated certificate of incorporation (our “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from October 17, 2019 to February 21, 2020 (the “Extended Date”);

2.

to elect Jared S. Sturdivant to serve as the Class A director on the Company’s Board of Directors (our “Board”) until the 2022 annual meeting of stockholders or until his successor is elected and qualified;

3.	to ratify the selection by our audit committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2019; and

4.

to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of proposal 1.

This proxy statement is dated September 20, 2019 and is first being mailed to stockholders on or about that date.

The Extension Amendment proposal is essential to the overall implementation of our Board’s plan to extend the date that the Company has to complete a business combination. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination; however, there can be no assurance that a business combination can be completed by February 21, 2020, if at all.

Approval of the Extension Amendment is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment proposal.

Public stockholders may elect to have the Company redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares in connection with the Extension Amendment (the “Election”), regardless of how such public stockholders vote on the Extension Amendment. Stockholders do not need to vote on the Extension Amendment or be a holder of record on the record date to exercise redemption rights. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, telephone number and address to Continental to validly redeem its shares. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to have their public shares redeemed upon consummation of the initial business combination when it is submitted to the stockholders for approval, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $423.6 million that was in the Trust Account as of September 13, 2019. In such event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

1

If the Extension Amendment is approved, the Company’s sponsor, HighPeak Pure Acquisition, LLC (“HighPeak” and the “sponsor”), has agreed to contribute or cause an affiliate to contribute to the Company as a loan $0.033 for each share of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) issued in the IPO (each, a “public share”) that is not redeemed in connection with the stockholder vote to approve the Extension for each month (commencing on October 17, 2019 and on the 17th day of each subsequent calendar month) that is needed by the Company to complete a business combination from October 17, 2019 until the Extended Date (the “Contribution”). For example, if the Company completes a business combination on December 17, 2019, which would represent two months, the sponsor would make aggregate Contributions of approximately $2.7 million (assuming no public shares are redeemed in connection with the Extension). Each Contribution will be deposited in the trust account on or before the 20th day of each calendar month. Accordingly, if the Extension Amendment is approved, the Extension takes effect and the Company completes a business combination on December 17, 2019, then the redemption amount per public share as of December 17, 2019 would be approximately $10.30 per public share, in comparison to the current redemption amount of approximately $10.23 per public share. If the Extension Amendment is approved, the Extension takes effect and the Company takes the entire time through the Extended Date to complete its initial business combination, then the redemption amount per public share as of the Extended Date would be approximately $10.36 per public share, in comparison to the current redemption amount of approximately $10.23 per public share.

The Contribution is conditional upon the implementation of the Extension. The Contribution will not occur if the Extension Amendment is not approved or the Extension is not completed for any reason. The amount of the Contributions will not bear interest and will be repayable by the Company to the sponsor upon consummation of the Company’s initial business combination in cash; provided, however, that the sponsor or its affiliate may, at its option, convert each $1.00 outstanding of the Contribution into one warrant to purchase a share of Class A Common Stock of the Company on the same terms and conditions as the warrants issued by the Company to the sponsor in connection with the IPO. The sponsor or its affiliate will have sole discretion to determine whether to continue extending for additional months until the Extended Date, and if the sponsor or its affiliate determines not to continue extending for additional months, its obligation to make additional Contributions will terminate and the Company will dissolve and liquidate in accordance with its charter.

If the Extension Amendment proposal is not approved and we do not consummate a business combination by October 17, 2019, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject (in each case of (i) and (ii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Company’s sponsor is HighPeak. Each of the Company’s officers and directors who are not “independent directors” is an officer and/or director of the sponsor. Further, the Company’s Chief Executive Officer currently serves as the Chairman of the Board and Chief Executive Officer of the general partner of the sponsor. Prior to the IPO, the sponsor waived its rights to participate in any liquidation distribution with respect to its shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock”) acquired prior to the IPO (“founder shares”). As a consequence of such waiver, any liquidating distribution that is made will be only with respect to the public shares. The Company’s escrow agent will be authorized to transfer $1.00 per whole public warrant, to holders of public warrants other than our sponsor and its affiliates, at the same time as we redeem our public shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by October 17, 2019.

If the Company liquidates, the sponsor has agreed that it will be liable to the Company if and to the extent any claims by any third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets (in each case net of interest withdrawn to pay taxes), except if such third party or prospective target business has executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our sponsors will not responsible to the extent of any liability for such third party claims. There is no assurance that our sponsors will be able to satisfy their obligations. The per share liquidation price for the public shares is anticipated to be approximately $10.23. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.23 due to unforeseen claims of potential creditors.

2

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment proposal is approved, the approval of the Extension Amendment will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. Stockholders do not need to vote on the Extension Amendment or be a holder of record on the record date to exercise redemption rights. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, telephone number and address to Continental to validly redeem its shares. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not elect to have the Company redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment is approved.

The record date for the special meeting is September 13, 2019. Record holders of the Company’s Class A Common Stock and Class B Common Stock (the “Common Stock”) at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. We refer to these shares of Class B Common Stock as founders’ shares in this proxy statement. On the record date, there were 51,750,000 outstanding shares of the Company’s Common Stock, including 41,400,000 outstanding public shares and 10,350,000 founders’ shares. The Company’s warrants do not have voting rights in connection with the proposals.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

3

TABLE OF CONTENTS

Page

FORWARD-LOOKING STATEMENTS	1

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING	2

THE SPECIAL MEETING	11
Date, Time, Place and Purpose of the Special Meeting	11
Voting Power; Record Date	11
Votes Required	11
Voting	11
Revocability of Proxies	12
Attendance at the Special Meeting	13
Solicitation of Proxies	13
No Right of Appraisal	13
Other Business	13
Principal Executive Offices	13

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE	14
Directors and Officers	14
Corporate Governance	16
Involvement in Certain Legal Proceedings	20
Material Proceedings	20
Compensation Committee Interlocks and Insider Participation	21
Section 16(a) Beneficial Ownership Reporting Compliance	21
Procedures for Contacting Directors	21
Conflicts of Interest	21
Limitation on Liability and Indemnification of Officers and Directors	23

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	24

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	25

PRINCIPAL ACCOUNTANT FEES AND SERVICES	29
Policy on Board Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditors	29

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT	30
The Extension Amendment	30
Reasons for the Proposals	30
Redemption Rights	32
Contribution	33
Material U.S. Federal Income Tax Consequences	34
Required Vote	38
Interests of the Company’s Directors and Officers	39
Recommendation	39

PROPOSAL NO. 2 – ELECTION OF DIRECTORS	40
Nominee Biographies	40
Required Vote	40
Recommendation	40

PROPOSAL NO. 3 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41
Required Vote	41
Recommendation	41

PROPOSAL NO. 4 – ADJOURNMENT PROPOSAL	42
Required Vote	42
Recommendation	42

i

STOCKHOLDER PROPOSALS	43

DELIVERY OF DOCUMENTS TO STOCKHOLDERS	43

WHERE YOU CAN FIND MORE INFORMATION	43

ANNEX A PROPOSED SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF PURE ACQUISITION CORP	A-1

ANNEX B CHARTER OF THE AUDIT COMMITTEE	B-1

ANNEX C CHARTER OF THE NOMINATING COMMITTEE	C-1

ANNEX D CHARTER OF THE COMPENSATION COMMITTEE	D-1

ii

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are forward-looking statements. These statements constitute projections, forecasts and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Forward-looking statement in this proxy statement may include, for example, statements about:

●	our ability to complete our initial business combination;

●

our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

●	our potential ability to obtain additional financing, if needed, to complete our initial business combination;

●	our pool of prospective target businesses;

●	the potential that our initial business combination is with a company affiliated with, or will involve properties operated by, our sponsor or its affiliates or its or our officers and directors;

●	the ability of our officers and directors to generate a number of potential investment opportunities;

●	our public securities’ potential liquidity and trading;

●	the use of proceeds not held in the Trust Account (as described herein) or available to us from interest income on the Trust Account balance; or

●	our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company incorporated on November 13, 2017 as a Delaware corporation and formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more target businesses. In April 2018, the Company consummated its IPO of 41,400,000 units, representing a complete exercise of the over-allotment option, at a purchase price of $10.00 per unit generating gross proceeds of $414,000,000 before underwriting discounts and expenses. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”) sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, October 17, 2019). Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete an initial business combination and is submitting these proposals to the stockholders to vote upon.

What is being voted on?

You are being asked to vote on the following proposals:

1.	to amend our charter to extend the date by which the Company has to consummate a business combination from October 17, 2019 to February 21, 2020;

2.	to elect Jared S. Sturdivant to serve as the Class A director until the 2022 annual meeting of stockholders or until his successor is elected and qualified;

3.	to ratify the selection by our audit committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2019; and

4.

to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment (the “Adjournment Proposal”).

The Extension Amendment proposal is essential to the overall implementation of our Board’s plan to extend the date that the Company has to complete a business combination. Approval of the Extension Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the stockholder’s approval of the Extension Amendment proposal will constitute consent for the Company to remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment proposal.

If the Extension Amendment proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $423.6 million that was in the Trust Account as of September 13, 2019. In such event, the Company may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment proposal is not approved and we do not consummate a business combination by October 17, 2019, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject (in each case of (i) and (ii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The sponsor has waived its rights to participate in any liquidation distribution with respect to its founder shares. The Company’s escrow agent will be authorized to transfer $1.00 per whole public warrant, to holders of public warrants other than our sponsor and its affiliates, at the same time as we redeem our public shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire if the Company fails to complete its initial business combination by October 17, 2019.

The Company will pay the costs of liquidation from up to $50,000 earned on the funds in the Trust Account. If such funds are insufficient, the Company will pay the costs from its remaining assets outside the Trust Account, and additionally, the sponsor has agreed to advance the Company the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $50,000) and has agreed not to seek repayment of such expenses.

Why is the Company proposing the Extension Amendment proposal?

The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of Class A Common Stock sold in the IPO if there is no qualifying business combination(s) consummated on or before October 17, 2019.  Our Board currently believes that there may not be sufficient time before October 17, 2019 to complete an initial business combination.

The Company believes a business combination would be in the best interests of the Company’s stockholders, and because the Company may not be able to conclude a business combination within the permitted time period, the Company has determined to seek stockholder approval to extend the date by which the Company has to complete a business combination.

The Company believes that, given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing public stockholders an opportunity to consider a proposed business combination; however, there can be no assurance that a business combination can be completed by February 21, 2020, if at all. Accordingly, the Board is proposing the Extension Amendment, to extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to have the Company redeem your public shares, you will retain the right to vote on the initial business combination when it is submitted to stockholders and the right to have your public shares redeemed for cash in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date if you remain as a stockholder at such time.

Why should I vote for the Extension Amendment?

Our Board believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment to extend the date by which the Company has to complete a business combination until the Extended Date. The Extension would give the Company the opportunity to complete negotiations of definitive agreements and complete a business combination; however, there can be no assurance that a business combination can be completed by February 21, 2020, if at all.

If the Extension Amendment is approved, the Company’s sponsor has agreed to contribute or cause an affiliate to contribute to the Company as a loan $0.033 for each public share that is not redeemed in connection with the stockholder vote to approve the Extension for each month (commencing on October 17, 2019 and on the 17th day of each subsequent calendar month) that is needed by the Company to complete a business combination from October 17, 2019 until the Extended Date. For example, if the Company completes a business combination on December 17, 2019, which would represent two months, the sponsor would make aggregate Contributions of approximately $2.7 million (assuming no public shares are redeemed in connection with the Extension). Each Contribution will be deposited in the trust account on or before the 20th day of each calendar month. Accordingly, if the Extension Amendment is approved, the Extension takes effect and the Company completes a business combination on December 17, 2019, then the redemption amount per public share as of December 17, 2019 would be approximately $10.30 per public share, in comparison to the current redemption amount of approximately $10.23 per public share. If the Extension Amendment is approved, the Extension takes effect and the Company takes the entire time through the Extended Date to complete its initial business combination, then the redemption amount per public share as of the Extended Date would be approximately $10.36 per public share, in comparison to the current redemption amount of approximately $10.23 per public share.

The Company’s charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if we do not complete our business combination before October 17, 2019, we will provide our public stockholders with the opportunity to have all or a portion of their shares of Class A Common Stock redeemed upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing those who believe they might find the potential business combination to be an attractive investment with an opportunity to consider such a transaction.

Our Board recommends that you vote in favor of the Extension Amendment, but expresses no opinion as to whether you should seek redemption of your public shares.

How do the Company insiders intend to vote their shares?

All of the Company’s directors, executive officers and their respective affiliates are expected to vote any Common Stock (as defined below) over which they have voting control (including any public shares owned by them) in favor of each of the proposals.

Neither the sponsor nor the Company’s independent directors are entitled to seek redemption of its founder shares. With respect to shares purchased on the open market by the sponsor and the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, the sponsor and the Company’s independent directors beneficially owned and was entitled to vote 10,350,000 founder shares, representing approximately 20.0% of the Company’s issued and outstanding Common Stock.

The sponsors and the Company’s directors and executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment. Any public shares held by or subsequently purchased by affiliates of the Company may be voted in favor of some or all of the proposals presented at the special meeting.

What vote is required to adopt the Extension Amendment?

Approval of the Extension Amendment will require the affirmative vote of holders of at least a majority of the Company’s outstanding Class A Common Stock and Class B common stock, par value $0.0001 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) on the record date.

If the Extension Amendment is approved, any holder of public shares may have all or a portion of their public shares redeemed by the Company at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. Stockholders do not need to vote on the Extension Amendment or be a holder of record on the record date to exercise redemption rights. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, telephone number and address to Continental to validly redeem its shares.

What vote is required to elect the directors?

The election of directors is decided by a plurality of the votes of the Common Stock cast at the special meeting.

What vote is required to ratify WithumSmith+Brown, PC as the Company’s independent registered public accounting firm?

Ratification of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2019 requires a majority of the votes of the Common Stock present in person or represented by proxy at the special meeting and entitled to vote thereon.

What vote is required to approve the Adjournment Proposal?

The approval of the Adjournment Proposal requires a majority of the votes present in person or represented by proxy at the special meeting and entitled to vote thereon.

What if I don’t want to vote for the Extension Amendment proposal?

If you do not want the Extension Amendment to be approved, you must abstain, not vote, or vote against the proposals. If the Extension Amendment is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate a business combination.

What happens if the Extension Amendment is not approved?

If the Extension Amendment is not approved and we do not consummate a business combination by October 17, 2019, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject (in each case of (i) and (ii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The sponsor waived its rights to participate in any liquidation distribution with respect to its founder shares. The Company’s escrow agent will be authorized to transfer $1.00 per whole public warrant, to holders of public warrants other than our sponsor and its affiliates, at the same time as we redeem our public shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire if the Company fails to complete its initial business combination by October 17, 2019. The Company will pay the costs of liquidation from up to $50,000 earned on the funds in the Trust Account, which it believes are sufficient for such purposes. If such funds are insufficient, the Company will pay the costs from its remaining assets outside the Trust Account, and additionally, the sponsor has agreed to advance the Company the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $50,000) and has agreed not to seek repayment of such expenses.

If the Extension Amendment proposal is approved, what happens next?

The Company is continuing its efforts to complete its initial business combination, which will involve:

●	negotiating and executing a definitive agreement;

●	completing proxy statement and prospectus materials;

●	establishing a meeting date and record date for considering the proposed business combination, and distributing the proxy statement and prospectus materials to stockholders; and

●	holding a special meeting to consider the proposed business combination.

The Company is seeking approval of the Extension Amendment because the Company may not be able to complete all of the tasks listed above prior to October 17, 2019. If the Extension Amendment is approved, the Company expects to seek stockholder approval of any initial business combination. If stockholders approve an initial business combination, the Company expects to consummate such business combination as soon as possible following stockholder approval; however, there can be no assurance that a business combination can be completed by February 21, 2020, if at all.

Upon approval by at least a majority of the Common Stock outstanding as of the record date of the Extension Amendment proposal, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its units, Class A Common Stock and warrants will remain publicly traded.

If the Extension Amendment proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s Common Stock held by our sponsors through the founder shares.

If the Extension Amendment is approved, the sponsor has agreed to contribute or cause an affiliate to contribute to the Company as a loan $0.033 for each public share that is not redeemed in connection with the stockholder vote to approve the Extension for each month (commencing on October 17, 2019 and on the 17th day of each subsequent calendar month) that is needed by the Company to complete a business combination from October 17, 2019 until the Extended Date. For example, if the Company completes a business combination on December 17, 2019, which would represent two months, the sponsor would make aggregate Contributions of approximately $2.7 million (assuming no public shares are redeemed in connection with the Extension). Each Contribution will be deposited in the trust account on or before the 20th day of each calendar month. Accordingly, if the Extension Amendment is approved, the Extension takes effect and the Company completes a business combination on December 17, 2019, then the redemption amount per public share as of December 17, 2019 would be approximately $10.30 per public share, in comparison to the current redemption amount of approximately $10.23 per public share. If the Extension Amendment is approved, the Extension takes effect and the Company takes the entire time through the Extended Date to complete its initial business combination, then the redemption amount per public share as of the Extended Date would be approximately $10.36 per public share, in comparison to the current redemption amount of approximately $10.23 per public share.

The Contribution is conditional upon the implementation of the Extension. The Contribution will not occur if the Extension Amendment is not approved or the Extension is not completed for any reason. The amount of the Contributions will not bear interest and will be repayable by the Company to the sponsor upon consummation of the Company’s initial business combination in cash; provided, however, that the sponsor or its affiliate may, at its option, convert each $1.00 outstanding of the Contribution into one warrant to purchase a share of Class A Common Stock of the Company on the same terms and conditions as the warrants issued by the Company to the sponsor in connection with the IPO. The sponsor will have sole discretion to determine whether to continue extending for additional months until the Extended Date, and if the sponsor determines not to continue extending for additional months, its obligation to make additional Contributions will terminate and the Company will dissolve and liquidate in accordance with its charter.

Would I still be able to exercise my redemption rights if I vote against a proposed business combination?

Yes. Assuming you are a shareholder as of the record date for voting on any proposed business combination, you will be able to vote on such a proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to have the Company redeem your public shares upon consummation of such business combination, subject to any limitations set forth in the charter.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s Chief Financial Officer prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102, Attn: Chief Financial Officer.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals other than the election of directors. With respect to the election of directors, the inspector of elections will separately count “FOR” and “WITHHOLD” votes, abstentions and broker non-votes.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. The ratification of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2019 is considered a “discretionary item.” We believe that each of the other proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals except for the ratification of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of Common Stock are represented in person or by proxy at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s Common Stock at the close of business on September 13, 2019 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 51,750,000 shares of Common Stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” the each of the proposals.

What interests do the Company’s directors and officers have in the approval of the proposals?

The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1— The Extension Amendment— Interests of the Company’s Directors and Officers.”

What if I object to the Extension Amendment? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Extension Amendment under the DGCL.

What happens to the Company warrants if the Extension Amendment is not approved?

If the Extension Amendment is not approved and we do not consummate a business combination by October 17, 2019, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject (in each case of (i) and (ii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, the Company’s escrow agent will be authorized to transfer $1.00 per whole public warrant to you, and your warrants will expire.

What happens to the Company warrants if the Extension Amendment proposal is approved?

If the Extension Amendment proposal is approved, the Company will continue to attempt to consummate a business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms, subject to the commenced tender offer for the warrants described below.

What is the sponsor’s tender offer for the public warrants and how does it relate to the Extension Amendment?

Following the filing of our preliminary proxy statement with the SEC on September 10, 2019, pursuant to the sponsor’s obligation under a certain letter agreement entered into in connection with our IPO, HighPeak II, and certain other affiliates, launched a tender offer to purchase, at $1.00 in cash per public warrant, the outstanding public warrants of the Company. The public warrant tender offer is not conditioned upon any minimum number of public warrants being tendered or any particular outcome on the vote of the Extension Amendment.

This communication is for informational purposes only and is neither a recommendation nor an offer to purchase the warrants. It is not a substitute for the tender offer materials that HighPeak II filed with the SEC upon commencement of the tender offer or any amendments or supplements thereto that it has made or may make in the future.  At the time the tender offer commenced, HighPeak II filed tender offer materials on Schedule TO on September 12, 2019.  THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS), AND ANY AMENDMENTS OR SUPPLEMENTS THERETO THAT HAVE BEEN MADE OR THAT MAY BE MADE IN THE FUTURE, CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION. HOLDERS OF PUBLIC WARRANTS OF THE COMPANY ARE URGED TO READ ANY SUCH DOCUMENTS CAREFULLY IN THEIR ENTIRETY, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF PUBLIC WARRANTS OF THE COMPANY SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR PUBLIC WARRANTS. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, have been made available to all holders of public warrants of the Company at no expense to them.  The tender offer materials and other related documents have been made available for free at the SEC’s website at www.sec.gov or by directing a request to the Information Agent for the tender offer who has been named by the offeror in the tender offer materials.

How do I vote?

If you are a holder of record of Company Common Stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Company Common Stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I seek redemption of my shares of Company Common Stock?

If the Extension is implemented, each public stockholder may seek to have the Company redeem all or a portion of his, her or its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. Stockholders do not need to vote on the Extension Amendment or be a holder of record on the record date to exercise redemption rights. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, telephone number and address to Continental to validly redeem its shares. You will also be able to have your public shares redeemed in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date if you remain a stockholder as of such time.

To demand redemption, you must check the box on the proxy card or voting instruction card provided for that purpose and return the proxy card or voting instruction card in accordance with the instructions provided, and, at the same time, ensure your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and Election.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Extension Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s Deposit/Withdrawal At Custodian System (“DWAC system”), which election would likely be determined based on the manner in which you hold your shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow a fee of $32,500. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Pure Acquisition Corp.
421 W. 3rd Street, Suite 1000
Fort Worth, Texas 76102
Attn: Chief Financial Officer
Telephone: 817-850-9200

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC

470 West Avenue, 3rd Floor

Stamford, Connecticut 06902
Individuals call: 800-662-5200

Banks and brokers call: 203-658-9400
Email: PACQ.info@morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at 10:00 a.m., local time, on October 10, 2019 at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102.

Stockholders are being asked to vote on the following proposals:

1.	to amend our charter to extend the date by which the Company has to consummate a business combination from October 17, 2019 to February 21, 2020;

2.	to elect Jared S. Sturdivant to serve as the Class A director until the 2022 annual meeting of stockholders or until his successor is elected and qualified;

3.	to ratify the selection by our audit committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2019; and

4.

to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned Company Common Stock at the close of business on September 13, 2019, the record date for the special meeting. You will have one vote per proposal for each share of Common Stock you owned at that time. The Company’s warrants do not carry voting rights.

At the close of business on the record date, there were 51,750,000 outstanding shares of Company Common Stock entitled to vote, of which 10,350,000 were founder shares.

Votes Required

Approval of the Extension Amendment proposal will require the affirmative vote of holders of at least a majority of the Company’s Common Stock outstanding on the record date. The election of directors is decided by a plurality of the votes of the Common Stock cast at the special meeting. The ratification of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2019 requires a majority of the votes of the Common Stock present in person or represented by proxy at the special meeting and entitled to vote thereon. The approval of the Adjournment Proposal requires a majority of the votes present in person or represented by proxy at the special meeting and entitled to vote thereon.

If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the same effect as an “AGAINST” vote other than with respect to the election of the Class A director, in which case, abstentions and “WITHHOLD” votes will have no effect. Broker non-votes will have the same effect as “AGAINST” votes other than with respect to the election of the Class A director, in which case, broker non-votes will have no effect.

If you do not want a proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Voting

You can vote your shares at the special meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Jack D. Hightower and Steven W. Tholen to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting. You will be given a ballot at the special meeting.

A special note for those who plan to attend the special meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it’s designees to vote your shares at the special meeting in the manner you direct. You may vote for or withhold your vote for the nominee or proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment, “FOR” the election of each director nominee, “FOR” the ratification of the selection of WithumSmith+Brown, PC as our independent registered public accounting firm, “FOR” any adjournment of the special meeting to permit further solicitation and vote of proxies in connection with the approval of the Extension Amendment, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Individual stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at 800-662-5200 or PACQ.info@morrowsodali.com or by sending a letter to Morrow Sodali LLC, 470 West Avenue, 3rd Floor, Stamford, Connecticut 06902. Bankers and brokers who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at 203-658-9400 or PACQ.info@morrowsodali.com or by sending a letter to Morrow Sodali LLC, 470 West Avenue, 3rd Floor, Stamford, Connecticut 06902.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Chief Financial Officer at Pure Acquisition Corp., 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102 either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting in person.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of Common Stock, their proxy holders and guests we may invite may attend the special meeting. If you wish to attend the special meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the special meeting. For example, you may bring an account statement showing that you beneficially owned shares of the Company as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the special meeting. The Company has agreed to pay Morrow a fee of $32,500. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow at:

Morrow Sodali LLC

470 West Avenue, 3rd Floor

Stamford, Connecticut 06902
Individuals call: 800-662-5200

Banks and brokers call: 203-658-9400
Email: PACQ.info@morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

No Right of Appraisal

The Company stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, we expect that the shares of Common Stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102. Our telephone number at such address is 817-850-9200.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

Our directors and executive officers are as follows:

Name	Age	Position
Jack D. Hightower	71	Chairman of the Board, Chief Executive Officer and President
Rodney L. Woodard	64	Chief Operating Officer and Director
Steven W. Tholen	69	Chief Financial Officer
Sylvia K. Barnes	62	Director
M. Gregory Colvin	59	Director
Jared S. Sturdivant	40	Director

Jack D. Hightower has served as our Chairman of the Board, Chief Executive Officer and President since we were incorporated in November 2017 (“Inception”). Mr. Hightower has over 48 years of experience in the oil and gas industry managing multiple exploration & production (“E&P”) platforms. Mr. Hightower currently serves as the Chairman of the Board and Chief Executive Officer of the general partner of HighPeak LP, a position held since October 2017. Mr. Hightower served as Chairman, President and CEO of Bluestem Energy Partners, LP (“Bluestem”) from 2011 to 2013. Prior to forming Bluestem, Mr. Hightower served as Chairman, President, and CEO of Celero II from 2006 to 2009 and as Chairman, President and CEO of Celero from 2004 to 2005. Prior to forming Celero, Mr. Hightower served as Chairman, President and CEO of Pure Resources, Inc. (“Pure Resources”) (NYSE: PRS), which became the 11th largest publicly traded independent E&P company in North America. In October 2002, Unocal tendered for the Pure Resources shares it did not already own. In March 1995, Mr. Hightower founded Titan (Nasdaq: TEXP), the predecessor to Pure Resources, and served as Chairman, President and CEO. Prior to founding Titan, Mr. Hightower served as Chairman, President and CEO of Enertex Inc. (“Enertex”), the general partner and operator of record for several oil and gas partnerships from 1991 to 1994. Mr. Hightower graduated from Texas Tech University in 1970 with Bachelor of Business Administration degrees in Administrative Finance and Money, Banking & Investments.

We believe Jack D. Hightower is well-qualified to serve as a member of the Board due to his executive leadership and industry experience.

Rodney L. Woodard has served as our Chief Operating Officer and a director since our Inception in November 2017. Mr. Woodard has over 40 years of experience in the oil and gas industry as a CEO, COO, and leader of Engineering and Operations of numerous E&P companies. From 2017 to our Inception, Mr. Woodard performed drilling and operational consulting services for various oil and gas companies active in the Permian Basin. Mr. Woodard served as the President and COO of Atlantic Resources (“Atlantic”) from 2015 to 2016. Prior to Atlantic, Mr. Woodard served as CEO and COO of Celero II, a Natural Gas Partners portfolio company, with operations principally in the Permian Basin from 2006 to 2015. Prior to Celero II, Mr. Woodard served as Executive Vice President and COO of Celero, a Quantum Energy Partners portfolio company from 2004 to 2006. From 2002 to 2004, Mr. Woodard was Vice President of Reserves and Evaluations with Pure Resources (NYSE: PRS) and was a co-founder of its predecessor, Titan Exploration (Nasdaq: TEXP). From 1986 to 1995, Mr. Woodard held various positions of increasing responsibility at Selma International Investments Ltd. (“Selma”). From 1979 to 1986, Mr. Woodard held various positions at Delta Drilling Company, obtaining the position of Division Manager for West Texas. Mr. Woodard held various positions at Amoco Production Company from 1977 to 1979. Mr. Woodard graduated from The Pennsylvania State University in 1977 with a Bachelor of Science degree in Mechanical Engineering.

We believe Rodney L. Woodard is well-qualified to serve as a member of the Board due to his executive leadership and industry and financing experience.

Steven W. Tholen has served as our Chief Financial Officer since our Inception in November 2017. Mr. Tholen is a Corporate Finance Executive with over 30 years of experience in building, leading and advising corporations through complex restructurings, purchase and sales transactions, and capital market transactions. Most recently, Mr. Tholen served as Executive Vice President – Finance of Fieldco Construction Services, Inc., a startup company which provides oilfield construction services to clients throughout East Texas & Western Louisiana, from 2011 to 2013. From 2009 to 2013, Mr. Tholen served as President of SDL&T Energy Partners, a source of equity & debt financing to fund energy companies and energy projects worldwide. From 2001 to 2008, Mr. Tholen was Senior Vice President & CFO of Harvest Natural Resources, Inc., an E&P company with properties in the United States, Venezuela, Indonesia, Gabon, and Russia. From 1995 to 2000, Mr. Tholen served as Vice President and CFO of Penn Virginia Corporation, an independent natural gas and oil company. From 1990 to 1995, Mr. Tholen was Treasurer/Manager of Business Administration of Cabot Oil & Gas Corporation, a North American independent natural gas producer. Mr. Tholen graduated from St. John’s University with a Bachelor of Science degree in Physics and earned his MBA-Finance from The University of Denver, Daniels School of Business.

Sylvia K. Barnes has served as a director since April 17, 2018. Ms. Barnes has been a Principal and owner of Tanda Resources LLC, a privately-held oil & gas investment and consulting company, since April 2015. In addition, Ms. Barnes is a member of the Board of Directors of Teekay GP LLC, the general partner of Teekay LNG Partners L.P. (NYSE: TGP) and serves as Chairperson of its Governance Committee and as a member of its Audit Committee. Ms. Barnes also is a member of the Board of Directors of Ultra Petroleum Corp. (Nasdaq: UPL) and serves as a member of the Compensation Committee. Previously, Ms. Barnes served on the Board of Directors of SandRidge Energy Inc. (NYSE: SD) and served as Chairperson of the Compensation Committee and as a member of its Audit Committee. Ms. Barnes also previously served on the Board of Directors of Halcón Resources Corporation (NYSE: HK) as a member of its Audit and Reserves Committees and on the Board of Directors of the Harris County Houston Sports Authority and was a member of the Finance Committee.

From 2011 to March 2015, Ms. Barnes served as Managing Director and Group Head for KeyBanc Capital Markets Oil & Gas Investment and Corporate Banking Group (“KeyBanc”) and was a member of the firm’s Executive Committee. Prior to joining KeyBanc, Ms. Barnes was Head of Energy Investment Banking at Madison Williams, and Managing Director at Merrill Lynch’s energy investment banking practice. She joined Merrill Lynch as part of the firm’s acquisition of Petrie Parkman & Co. From 1994 to 2000, Ms. Barnes worked as Managing Director and SVP for Nesbitt Burns, including serving as head of the firm’s U.S. energy investment banking group. Prior to that she worked in various capacities at Nesbitt Burns and its parent company, Bank of Montreal. As a banker Ms. Barnes devoted her career to serving companies in the upstream oil and gas sector and she successfully executed a variety of mergers, acquisitions and divestiture transactions, and advised on public and private equity offerings and private debt and equity placements. Ms. Barnes began her career as a reservoir engineer for Esso Resources. Ms. Barnes graduated from the University of Manitoba with a Bachelor of Science in Engineering (Dean’s List), was a licensed professional engineer in Alberta and earned a Masters of Business Administration in Finance from York University.

We believe Ms. Sylvia K. Barnes is well-qualified to serve as a member of the Board due to her insights into corporate strategy, capital allocation, equity and debt financing and the assessment and management of risks faced by energy companies as well as her extensive financial analysis and transaction experience and knowledge of the oil & gas industry and public company corporate board experience.

M. Gregory Colvin has served as a director since April 17, 2018. Mr. Colvin currently serves on the Board of Directors of Sanchez Energy Corporation (“Sanchez”), a position he has held since 2012. While at Sanchez, Mr. Colvin chaired the compensation committee, served on the pricing committee for all securities offerings, and was a member of the audit, nominating, and governance committees. From December 2011 to 2014, Mr. Colvin was the Managing Partner and Chief Operating Officer of Sankofa Capital, an investment management firm which he co-founded. Mr. Colvin currently holds a series 24, 7, and 63 securities license. From 2007 to 2012, Mr. Colvin was a licensed broker affiliated with Bluffview Capital, LP, where his focus was on private equity and hedge fund clients. From 1997 to 2006, Mr. Colvin was a Managing Director of the Private Funds Group at Donaldson, Lufkin & Jenrette Securities Corp and Credit Suisse LLC. In 1986, Mr. Colvin started his professional career with Stephens Inc. specializing in placing primary and secondary fixed income products to institutional investors. Mr. Colvin received his Bachelor of Science degree in Business Administration from the University of Arkansas. Mr. Colvin currently serves on the advisory board of the Sam M. Walton College of Business at the University of Arkansas.

We believe M. Gregory Colvin is well-qualified to serve as a member of the Board due to his extensive experience in leadership positions at large financial institutions, and substantive understanding of capital markets and the upstream oil and gas industry and his public company corporate board experience.

Jared S. Sturdivant has served as a director since April 17, 2018. Mr. Sturdivant has served as the Managing Partner of Platform Group, LP, a partnership focused on private equity investments since July 2015 and Source Energy Partners, LLC, a partnership focused on acquiring oil and gas mineral interests since April 2017. Mr. Sturdivant also invests in oil and gas minerals serving as Managing Partner of Alta Mesa Mineral Acquisitions, LLC since December 2013. Previously, Mr. Sturdivant spent over a decade in the hedge fund industry with multi-billion dollar institutions focused on distressed debt investments, deep value equity, debt origination and private equity investments. Prior to that, Mr. Sturdivant served as a restructuring advisor to companies going through chapter 11 reorganizations. Mr. Sturdivant has previously served as a strategic advisor to Mr. Harold C. Simmons. Mr. Sturdivant graduated magna cum laude with a Bachelor of Business Administration in Finance from the McCombs School of Business at The University of Texas.

We believe Jared S. Sturdivant is well-qualified to serve as a member of our the Board due to his more than 19 years of experience as an investor and management of partnerships focused on minerals, E&P assets and private equity platforms and his substantive understanding of the upstream oil and gas industry.

Corporate Governance

Number and Terms of Office of Officers and Directors

We have five directors. Our Board is divided into three classes, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Mr. Sturdivant, will expire at the special meeting. The term of office of the second class of directors, consisting of Mr. Woodard and Mr. Colvin, will expire at the 2020 annual meeting of stockholders. The term of office of the third class of directors, consisting of Mr. Hightower and Ms. Barnes, will expire at the 2021 annual meeting of stockholders.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. The Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer and such other offices as may be determined by the Board.

Director Independence

The listing standards of the Nasdaq Capital Market (“Nasdaq”) require a majority of the Board be independent. The Board has determined that each of Ms. Barnes, Mr. Colvin and Mr. Sturdivant are considered an “independent director” under the Nasdaq listing rules, which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Board would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Our independent directors have regularly scheduled meetings at which only independent directors are present.

Leadership Structure and Risk Oversight

The Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, the Board does not have a fixed policy regarding the separation of the offices of Chief Executive Officer and Chairman and believes that it should maintain the flexibility to select the Chairman and its leadership structure, from time to time, based on the criteria that it deems in the best interests of the Company and its stockholders. This has allowed the Board the flexibility to establish the most appropriate structure for the Company at any given time.

Currently, our Chief Executive Officer is also our Chairman. The Board believes that, at this time, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for our company. In making this determination, the Board considered, among other matters, Mr. Hightower’s experience in leading businesses and believes that his experience and knowledge allow him to serve as both Chairman and Chief Executive Officer. In addition, the Board believes that such structure promotes clearer leadership and direction for the Company and allows for a single, focused chain of command to execute our strategic initiatives and business plans.

Executive Compensation

None of our executive officers or directors have received any cash compensation for services rendered to us. Commencing on the date of listing of our securities on the Nasdaq through the acquisition of the target business, we have paid $10,000 per month to our sponsor or one of its affiliates for office space, utilities and secretarial and administrative support. However, this arrangement is solely for our benefit and is not intended to provide our executive officers or directors compensation in lieu of a salary. In the event the Extension Amendment is approved, our sponsor would continue to receive $10,000 per month until the Extended Date.

No compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our sponsor, members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, they will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After our initial business combination, members of our management team who remain with us, if any, may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

We do not intend to take any action to ensure members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business, but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Committees of our Board

Our Board has three standing committees: an Audit Committee, a Nominating Committee and a Compensation Committee. Each committee operates under a charter approved by the Board and has the composition and responsibilities described below.

Audit Committee

Our Board has established an Audit Committee. Audit committee members include Ms. Barnes, Mr. Colvin and Mr. Sturdivant, each of whom is an independent director under Nasdaq’s listing standards. Ms. Barnes serves as chair of the Audit Committee. Our Board has determined Ms. Barnes qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

The Audit Committee’s duties, which are specified in our Audit Committee charter, include, but are not limited to:

●

reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;
●	monitoring the independence of the independent auditor;
●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
●	reviewing and approving all related-party transactions;
●	inquiring and discussing with management our compliance with applicable laws and regulations;
●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
●	appointing or replacing the independent auditor;
●

determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

The Audit Committee will at all times be composed exclusively of independent directors who are “financially literate” as defined under Nasdaq’s listing standards. Nasdaq’s standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

A copy of our audit committee charter is available, free of charge, from the Company by writing to the Company’s Chief Financial Officer, c/o Pure Acquisition Corp., 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102. We have attached a copy of our audit committee charter as Annex B to this proxy statement.

Nominating Committee

Our Board has established a Nominating Committee. Nominating Committee members include Mr. Colvin, Ms. Barnes and Mr. Sturdivant, each of whom is an independent director under Nasdaq’s listing standards. Mr. Colvin serves as chair of the Nominating Committee. The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on the Board. The Nominating Committee considers persons identified by its members, management, stockholders, investment bankers and others.

The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;
●

should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The Nominating Committee considers a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The Nominating Committee does not distinguish among nominees recommended by stockholders and other persons.

A copy of our nominating committee charter is available, free of charge, from the Company by writing to the Company’s Chief Financial Officer, c/o Pure Acquisition Corp., 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102. We have attached a copy of our nominating committee charter as Annex C to this proxy statement.

Compensation Committee

Our Board has established a Compensation Committee. Compensation Committee members include Mr. Sturdivant, Ms. Barnes and Mr. Colvin, each of whom is an independent director under Nasdaq’s listing standards. Mr. Sturdivant serves as chair of the Compensation Committee. The Compensation Committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

●

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;
●	reviewing our executive compensation policies and plans;
●	implementing and administering our incentive compensation equity-based remuneration plans;
●	assisting management in complying with our proxy statement and annual report disclosure requirements;
●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;
●	if required, producing a report on executive compensation to be included in our annual proxy statement; and
●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

A copy of our compensation committee charter is available, free of charge, from the Company by writing to the Company’s Chief Financial Officer, c/o Pure Acquisition Corp., 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102. We have attached a copy of our compensation committee charter as Annex D to this proxy statement.

Committee Membership, Meetings and Attendance

Each of the Audit Committee, Compensation Committee and Nominating Committee of the Board is comprised entirely of independent directors.

During the fiscal year ended December 31, 2018, our Audit Committee held four meetings, and there were no Board of Director meetings or Compensation Committee meetings or Nominating and Corporate Governance Committee meetings.

Each of our incumbent directors attended or participated in at least 100% of the meetings of the respective committees of which he or she is a member held during the period such incumbent director was a director other than Mr. Colvin who attended and participated in 50% of the Audit Committee meetings during fiscal year ended December 31, 2018.

We encourage all of our directors to attend our annual meetings of stockholders. This special meeting will be in lieu of our first annual meeting of stockholders.

Code of Ethics

We have adopted a code of ethics applicable to our directors, officers and employees. We have previously filed a copy of our code of ethics as an exhibit to the registration statement in connection with our IPO. You may review this document by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the code of ethics will be provided without charge upon request from us in writing at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102 or by telephone at (817) 850-9200. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Audit Committee Report

The information contained in this Audit Committee Report and references in this proxy statement to the independence of the Audit Committee members shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.

Our Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm, WithumSmith+Brown, PC, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 1301, “Communications with Audit Committees,” referred to as PCAOB Audit Standard No. 1301. Additionally, our Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, our Audit Committee recommended to the Board that the audited financial statements for the period from Inception to December 31, 2018 be included in our annual report on Form 10-K for the fiscal year ended December 31, 2018.

Submitted by:

Audit Committee of the Board of Directors

Sylvia K. Barnes (chair)

M. Gregory Colvin

Jared S. Sturdivant

Involvement in Certain Legal Proceedings

To the knowledge of the Company, during the last ten years, none of the Company’s directors, executive officers and nominees has:

●

had a petition filed under the bankruptcy or insolvency laws, or had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in respect of a company in which the director, executive officer or nominee of the Company was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses;

●

been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●

been found by a court of competent jurisdiction in a civil action, the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; or

●

been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Material Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or any of our officers or directors in their corporate capacity.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, and in the past year has not served, (i) as a member of the Compensation Committee or board of directors of another entity, one of whose executive officers served on our Compensation Committee, or (ii) as a member of the Compensation Committee of another entity, one of whose executive officers served on the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of any class of equity security which is registered pursuant to Section 12 of the Exchange Act to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2018, there were no delinquent filers.

Procedures for Contacting Directors

Our Board has established a process for stockholders to send communications to our Board. Stockholders may communicate with our Board generally or a specific director at any time by writing to the Company’s Chief Financial Officer, c/o Pure Acquisition Corp., 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102. We will review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to our Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to our Board generally, to the Chairman of our Board. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to our Board.

Conflicts of Interest

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

●	the corporation could financially undertake the opportunity;
●	the opportunity is within the corporation’s line of business; and
●	it would not be fair to our company and its stockholders for the opportunity not to be brought to the attention of the corporation.

Each of our officers and directors, other than our independent directors, is an officer and/or director of our sponsor and/or of a HighPeak affiliate company. Further, our Chief Executive Officer currently serves as the Chairman of the Board and Chief Executive Officer of the general partner of our sponsor. As described elsewhere in this proxy statement, HighPeak affiliate companies are oil and gas companies which pursue asset and company acquisitions in the energy industry, the same industry within which we intend to focus our search for a target business. As a result, it is possible a potential opportunity could be suitable for us as well for a HighPeak affiliate company.

In relation to the foregoing, our charter provides that:

●

we renounce any interest or expectancy in, or being offered an opportunity to participate in, any business opportunities presented to our sponsor and its affiliates or our non-employee directors and their affiliates (except in the case of a non-employee director, such opportunity is presented solely in his capacity as an officer or director of our Company); and

●

our officers and directors will not be liable to our Company or our stockholders for monetary damages for breach of any fiduciary duty by reason of any of our activities or any of our sponsor or its affiliates to the fullest extent permitted by Delaware law.

In addition to our sponsor, our officers and directors are, and may in the future become, affiliated with other companies or have additional, fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present business combination opportunities to such entity. Accordingly, in the future, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. We do not believe, however, any fiduciary duties or contractual obligations of our officers arising in the future would materially undermine our ability to complete our business combination.

The following table summarizes the relevant pre-existing fiduciary or contractual obligations of our officers and directors besides obligations owed to our sponsor.

Individual	Entity	Entity’s Business	Affiliation
Sylvia K. Barnes	Tanda Resources LLC	Oil and gas investment and consulting	Principal and owner
	Teekay GP, LLC, the general partner of Teekay LNG Partners, L.P.	Owner and operator of LNG carriers	Director
M. Gregory Colvin	Sanchez Energy Corporation	Oil and gas exploration and production	Director
	Vetsource	Pet pharmaceuticals	Director
Jared S. Sturdivant	Source Energy Partners, LLC	Acquisition of oil and gas mineral interests	Managing Partner
	Platform Group, LP	Private equity investments	Managing Partner
	Source Energy Operating, LP	Acquisition of oil and gas mineral interests	Director
	Mikada Holdings LLC	Manufacturing	Managing Partner
	Alta Mesa Mineral Acquisitions, LLC	Oil and gas minerals	Managing Partner
	ZTX Drilling, LLC	Oil and gas working interests	Managing Partner
	Cascata Platform Holdings, LP	Private equity investments	Managing Partner

Investors should also be aware of the following potential conflicts of interest:

●

None of our officers and directors is required to commit their full time to our affairs and, accordingly, they may have conflicts of interest in allocating their time among various business activities.

●

Unless we consummate our initial business combination, our officers, directors and sponsor will not receive reimbursement or repayment for any out-of-pocket expenses incurred by them, or loans made to us, to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account.

●

The founder shares beneficially owned by our sponsor and independent directors will be released from escrow only if a business combination is successfully completed, and the private placement warrants purchased by our sponsor, and any warrants which our officers or directors may purchase in the aftermarket will expire worthless if a business combination is not consummated. Additionally, our officers and directors will not receive liquidation distributions with respect to any of their founder shares. For the foregoing reasons, the Board may have a conflict of interest in determining whether a particular target business is appropriate to effect a business combination with.

We are not prohibited from pursuing an initial business combination with or from a company affiliated with, or involving properties operated by, our sponsor or its affiliates or its officers or directors or security holders; nor are we prohibited from entering into an agreement with our sponsor or its affiliates or a company affiliated with our officers or directors or security holders with respect to the operation of any properties we acquire in connection with the initial business combination. In connection with the business combination, we plan to obtain an opinion from an independent investment banking firm which is a member of FINRA or an independent accounting firm that our initial business combination is fair to our Company from a financial point of view. Through their direct or indirect interest in a HighPeak affiliated company, members of our management team currently own an indirect interest in us. Each member of our management team may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effect our initial business combination. Further, each of our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

All of the members of our management team are employed by a HighPeak affiliate and are direct investors in a HighPeak affiliate. HighPeak is continuously made aware of potential business opportunities, one or more of which we may desire to pursue for a business combination.

Our sponsor, officers and directors have agreed, pursuant to a written letter agreement, not to participate in the formation of, or become an officer or director of, any other blank check company until we have entered into a definitive agreement regarding our initial business combination or we have failed to complete our initial business combination within 18 months from the consummation of the IPO, subject to extension.

Limitation on Liability and Indemnification of Officers and Directors

Our charter provides that our directors and officers will be indemnified by us to the fullest extent authorized by Delaware law as it now exists or may in the future be amended. In addition, our charter provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

 Our bylaws also permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit indemnification. We purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify the directors and officers.

 These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. We believe these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us at September 13, 2019 with respect to our Common Stock held by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock;

●	each of our executive officers and directors that beneficially own Common Stock; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants, as they are not exercisable within 60 days of September 13, 2019.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage of Outstanding Common Stock
Jack D. Hightower(3)	10,206,000	19.72%
Rodney L. Woodard	—	—
Steven W. Tholen	—	—
Sylvia K. Barnes	48,000	*
M. Gregory Colvin	48,000	*
Jared S. Sturdivant	48,000	*
All directors and executive officers as a group (six individuals)	10,350,000	20.00%
HighPeak Pure Acquisition, LLC	10,206,000	19.72%
Weiss Asset Management LP(4)	3,072,700	7.42%

*	Less than one percent.
(1)

This table is based on 51,750,000 shares of Common Stock outstanding at September 13, 2019, of which 41,400,000 were Class A Common Stock and 10,350,000 were Class B Common Stock. Unless otherwise indicated, the business address of each of the individuals is 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102.

(2)	Unless otherwise indicated, the shares referenced in this column are shares of Class B Common Stock.
(3)

Represents shares held by HighPeak, of which this individual, as a manager, may be deemed to have or share voting and dispositive power over such shares. Mr. Hightower disclaims beneficial ownership of such shares except to the extent of his ultimate pecuniary interest.

(4)

Includes Class A Common Stock beneficially held by Weiss Asset Management LP, a Delaware limited partnership (“Weiss Asset Management”), WAM GP LLC, a Delaware limited liability company (“WAM GP”) and Andrew M. Weiss, Ph.D., a United States citizen (“Andrew Weiss”), based solely on the Schedule 13G filed jointly by Weiss Asset Management, WAM GP and Andrew Weiss with the SEC on February 14, 2019. The business address of each of Weiss Asset Management, WAM GP and Andrew Weiss is 222 Berkeley St., 16th floor, Boston, Massachusetts 02116.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Contribution Agreement

If the Extension Amendment is approved, the sponsor has agreed to contribute to the Company as a loan $0.033 for each public share that is not redeemed in connection with the stockholder vote to approve the Extension for each month (commencing on October 17, 2019 and on the 17th day of each subsequent calendar month) that is needed by the Company to complete a business combination from October 17, 2019 until the Extended Date. For example, if the Company completes a business combination on December 17, 2019, which would represent two months, the sponsor would make aggregate Contributions of approximately $2.7 million (assuming no public shares are redeemed in connection with the Extension). Each Contribution will be deposited in the Trust Account on or before the 20th day of each calendar month. Accordingly, if the Extension Amendment is approved, the Extension takes effect and the Company completes a business combination on December 17, 2019, then the redemption amount per public share as of December 17, 2019 would be approximately $10.30 per public share, in comparison to the current redemption amount of approximately $10.23 per public share. If the Extension Amendment is approved, the Extension takes effect and the Company takes the entire time through the Extended Date to complete its initial business combination, then the redemption amount per public share as of the Extended Date would be approximately $10.36 per public share, in comparison to the current redemption amount of approximately $10.23 per public share.

The Contribution is conditional upon the implementation of the Extension. The Contribution will not occur if the Extension Amendment is not approved or the Extension is not completed for any reason. The amount of the Contributions will not bear interest and will be repayable by the Company to the sponsor upon consummation of the Company’s initial business combination in cash; provided, however, that the sponsor or its affiliate may, at its option, convert each $1.00 outstanding of the Contribution into one warrant to purchase a share of Class A Common Stock of the Company on the same terms and conditions as the warrants issued by the Company to the Sponsor in connection with the IPO. The sponsor or its affiliate will have sole discretion to determine whether to continue extending for additional months until the Extended Date, and if the sponsor determines not to continue extending for additional months, its obligation to make additional Contributions will terminate and the Company will dissolve and liquidate in accordance with its charter.

Founder Shares

In connection with the organization of the Company, a total of 10,062,500 shares of Class B Common Stock were sold to the sponsor at a price of approximately $0.002 per share for an aggregate of $25,000. In March 2018, our sponsor returned to us, at no cost, an aggregate of 1,437,500 founder shares, which we cancelled, leaving an aggregate of 8,625,000 founder shares outstanding. In March 2018, our sponsor transferred 40,000 founder shares to each of our three independent director nominees resulting in a total of 120,000 founder shares transferred to our independent director nominees. In April 2018, we effected a stock dividend of 0.2 shares of Class B Common Stock for each outstanding share of Class B Common Stock, resulting in our sponsor and independent director nominees holding an aggregate of 10,350,000 founder shares.

The founder shares are identical to the shares of Class A Common Stock included in the units sold in the IPO except the founder shares are subject to certain rights and transfer restrictions, as described further below, and are automatically converted into shares of Class A Common Stock at the time of a business combination on a one-for-one basis, subject to adjustment pursuant to the anti-dilution provisions contained in the Company’s second amended and restated certificate of incorporation.

Subject to certain limited exceptions, 50% of the founder shares will not be transferred, assigned, sold until the earlier of: (i) one year after the date of the consummation of the initial business combination or (ii) the date on which the closing price of the Company’s Class A Common Stock equals or exceeds $12.00 per share (as adjusted) for any 20 trading days within any 30-trading day period commencing after the initial business combination, and the remaining 50% of the founder shares will not be transferred, assigned, sold until one year after the date of the consummation of the initial business combination, or earlier, in either case, if, subsequent to the Company’s initial business combination, the Company consummates a subsequent liquidation, merger, stock exchange, reorganization or other similar transaction which results in all stockholders having the right to exchange their Common Stock for cash, securities or other property.

Forward Purchase Agreement

We entered into a forward purchase agreement with HighPeak Energy Partners, LP (“HighPeak LP”) pursuant to which HighPeak LP agreed to purchase an aggregate of up to 15,000,000 shares of Class A Common Stock and 7,500,000 warrants to purchase one share of Class A Common Stock, for $10.00 per forward purchase unit, or an aggregate maximum amount of $150,000,000, in a private placement that will close simultaneously with the closing of our initial business combination. HighPeak LP is affiliated with our sponsor and our management team and has or may acquire and operate oil and gas assets including oil and gas reserves; leasehold, working, net profits, mineral and royalty interests; tertiary recovery reserves; and gas processing plants and pipelines located primarily in North America. HighPeak LP’s obligation to purchase forward purchase units is conditioned on, among other things, our completing an initial business combination with a company engaged in a business within the investment objectives of HighPeak LP. HighPeak LP’s commitment is limited to gross proceeds to us necessary to enable us to consummate our initial business combination and pay related fees and expenses, after first applying amounts available to us from the Trust Account (after giving effect to any redemptions of Class A Common Stock held by public stockholders) and any other equity financing source obtained by us for such purpose at or prior to the consummation of our initial business combination, less the total purchase price paid by our sponsor for public warrants purchased pursuant to tender offers, as described herein, plus any additional amounts mutually agreed by us and HighPeak LP to be retained by the post business combination company for working capital or other purposes. The proceeds from the forward purchase units may be used as part of the consideration to the sellers in our initial business combination, expenses in connection with our initial business combination, debt reduction, purchases of our securities or for working capital in the post-transaction company.

The shares of Class A Common Stock received as part of the units acquired pursuant to the forward purchase agreement will be identical to the Class A Common Stock shares included in the units sold in our IPO, except the shares acquired pursuant to the forward purchase agreement will be subject to transfer restrictions and certain registration rights, as described further below. The warrants received as part of the units purchased pursuant to the forward purchase agreement will have the same terms as the private placement warrants so long as they are held by HighPeak LP or its permitted transferees. Any warrant received pursuant to the forward purchase agreement and held by a holder other than HighPeak LP or its permitted transferees will have the same terms as the warrants included in the units sold in the IPO.

HighPeak LP will have the right to transfer all or a portion of its rights and obligations under the forward purchase agreement to permitted transferees, subject to our consent and compliance with applicable securities laws.

Tender Offer for Public Warrants by our Sponsor or an Affiliate

HighPeak II, and certain other affiliates, have committed to offer to purchase, at $1.00 in cash per public warrant (exclusive of commissions), the outstanding public warrants in a tender offer following the filing of our preliminary proxy statement on September 10, 2019. The public warrant tender offer is not conditioned upon any minimum number of public warrants being tendered or any particular outcome on the vote of the Extension Amendment.

Our sponsor has also committed to offer or cause an affiliate to offer to purchase, at $1.00 per public warrant (exclusive of commissions), the remaining outstanding public warrants that would commence after our announcement of an initial business combination and occur in connection with such business combination.

An affiliate of our sponsor has deposited cash funds in an amount of $20,700,000 with Continental Stock Transfer & Trust Company. At any time, our sponsor or its affiliate may substitute a letter of credit from a financially capable bank in good standing in lieu of cash or cash in lieu of a letter of credit. The funds held in the escrow account may be used (or the letter of credit may be drawn upon) to pay $1.00 per public warrant to holders of public warrants (excluding private placement warrants or forward purchase warrants) that tender in the tender offer for the public warrants. Neither funds in the escrow account nor the letter of credit shall be held in trust nor comprise any portion of any pro-rata distribution of our Trust Account. In the event a business combination is announced and a tender offer for the public warrants is made, but the business combination is later abandoned, the tender offer will not be closed, and the public warrants will be returned to the holders.

In the event we are unable to close a business combination within the required time, the escrow agent will be authorized to transfer $1.00 per whole public warrant, to holders of public warrants other than our sponsor and its affiliates, at the same time as we redeem our public shares, and all public warrants will expire.

Following the tender offer or payment to holders of public warrants described above, any amounts remaining in the escrow account will be returned to our sponsor or its affiliate.

Private Placement Warrants

Our sponsor purchased, pursuant to a written subscription agreement with us, 10,280,000 private placement warrants (for a total purchase price of $10,280,000) from us. The private placement warrants are identical to the warrants attached to the units sold in our Public Offering except the private placement warrants: (i) will not be redeemable by us and (ii) may be exercised for cash or on a cashless basis, as described in this Annual Report on Form 10-K, so long as they are held our sponsor or any of its permitted transferees. Our sponsor has agreed not to transfer, assign or sell any of the private placement warrants (except to certain permitted transferees) until after the completion of our initial business combination.

Registration Rights

The holders of our founder shares and the private placement warrants are entitled to registration rights pursuant to a registration rights agreement. The holders of a majority of these securities are entitled to make up to three demands that we register such securities and the Class A Common Stock underlying the private placement warrants and the founder shares. The holders of the majority of the founder shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of Common Stock are to be released from escrow. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Pursuant to the Forward Purchase Agreement, we agreed to use our commercially reasonably efforts to file within 30 days after the closing of the initial business combination a registration statement registering the resale of the forward purchase shares and the forward purchase warrants (and the underlying Class A Common Stock) and to cause such registration statement to be declared effective as soon as possible after it is filed.

Related Party Note

Our sponsor loaned us $200,000 under an unsecured promissory note to cover a portion of our expenses related to our formation and Public Offering. This note was non-interest bearing and was repaid in full on the date of the consummation of the IPO.

Our sponsor, officers, directors or their affiliates may, but are not obligated to, loan us funds as may be required. If we consummate an initial business combination, we would repay such loaned amounts. In the event the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into private placement warrants of the post business combination entity at a price of $1.00 per private placement warrant at the option of the lender. The terms of such loans by our sponsor, officers, directors or their affiliates, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor, officers, directors or their affiliates because we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in the Trust Account.

Administrative Services Agreement

Commencing on the date of the listing of our securities on the Nasdaq through the consummation of our initial business combination, we have agreed to pay our sponsor or one of its affiliates $10,000 per month through the earlier of the consummation by the Company of an initial business combination or the Company’s liquidation to entice our sponsor to make available to us certain general and administrative services, including office space, utilities and administrative support, as we may require from time to time.

Related Party Payments

Our sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

After our initial business combination, members of our management team who remain with us, if any, may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

Related Party Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of Common Stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, will be responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees for professional services provided by our independent registered public accounting firm for the last two fiscal years include:

For the Year ended December 31, 2018
Audit Fees (1)	$74,000
Audit-Related Fees (2)	$—
Tax Fees (3)	$1,000
All Other Fees (4)	$—
Total	$75,000

(1)

Audit Fees. Audit fees consist of fees billed for professional services rendered by our independent registered public accounting firm for the audit of our annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-Q or services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees”. These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)	Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.
(4)	All Other Fees. All other fees consist of fees billed for all other services.

Policy on Board Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditors

The audit committee is responsible for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the audit committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by our independent registered public accounting firm as provided under the audit committee charter.

Our audit committee has approved 100% of the services rendered by WithumSmith+Brown, PC in fiscal year 2018.

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date.

The Extension Amendment is essential to the overall implementation of the Board’s plan to allow the Company more time to complete a business combination. Approval of the Extension Amendment is a condition to the implementation of the Extension.

If the Extension Amendment proposal is not approved and we do not consummate a business combination by October 17, 2019, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject (in each case of (i) and (ii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Given the Company’s expenditure of time, effort and money on pursuing an initial business combination, our Board believes that circumstances warrant providing public stockholders an opportunity to consider an initial business combination.

A copy of the proposed amendment to the charter of the Company is attached to this proxy statement as Annex A.

Reasons for the Proposals

The Company’s IPO prospectus and charter provided that the Company had until October 17, 2019 to complete a business combination. However, our Board currently believes that there may not be sufficient time before October 17, 2019 to complete a business combination. The Company’s IPO prospectus and charter stated that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if we do not complete our business combination before October 17, 2019, we will provide our public stockholders with the opportunity to have all or a portion of their shares of Class A Common Stock redeemed upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. Stockholders do not need to vote on the Extension Amendment or be a holder of record on the record date to exercise redemption rights. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, telephone number and address to Continental to validly redeem its shares. Because the Company may not be able to complete an initial business combination by October 17, 2019, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond October 17, 2019 to the Extended Date. If the Extension Amendment is approved, the Company expects to seek stockholder approval of any initial business combination.

The Company is not asking you to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to have the Company redeem your public shares, you will retain the right to vote on any proposed business combination in the future and the right to have your public shares redeemed at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, divided by the number of then outstanding public shares, in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date if you remain a stockholder at such time.

The Company’s charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete its business combination before October 17, 2019, the Company will provide its public stockholders with the opportunity to have all or a portion of their shares of Class A Common Stock redeemed upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing stockholders an opportunity to consider a transaction; however, there can be no assurance that a business combination can be completed by February 21, 2020, if at all.

If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment proposal is not approved and we do not consummate a business combination by October 17, 2019, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject (in each case of (i) and (ii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The sponsor has waived its rights to participate in any liquidation distribution with respect to its founder shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire if the Company fails to complete its initial business combination by October 17, 2019; however, the Company’s escrow agent will be authorized to transfer $1.00 per whole public warrant to holders of the public warrants. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Amendment is not approved, the Trust Account will be liquidated as described above.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, Class A Common Stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to have the Company redeem your public shares in connection with the Extension, you will retain the right to vote on any initial business combination when it is submitted to stockholders and the right to have your public shares redeemed for cash from the Trust Account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date if you remain a stockholder at such time.

If the Extension Amendment proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $423.6 million that was in the Trust Account as of September 13, 2019. However, we will not proceed with the Extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment proposal.

If the Extension Amendment is approved, the sponsor has agreed to contribute to the Company as a loan $0.033 for each public share that is not redeemed in connection with the stockholder vote to approve the Extension for each month (commencing on October 17, 2019 and on the 17th day of each subsequent calendar month) that is needed by the Company to complete a business combination from October 17, 2019 until the Extended Date. For example, if the Company completes a business combination on December 17, 2019, which would represent two months, the sponsor would make aggregate Contributions of approximately $2.7 million (assuming no public shares are redeemed in connection with the Extension). Each Contribution will be deposited in the Trust Account on or before the 20th day of each calendar month. Accordingly, if the Extension Amendment is approved, the Extension takes effect and the Company takes the entire time through the Extended Date to complete its initial business combination, then the redemption amount per public share as of the Extended Date would be approximately $10.36 per public share, in comparison to the current redemption amount of approximately $10.23 per public share.

The Contribution is conditional upon the implementation of the Extension. The Contribution will not occur if the Extension Amendment is not approved or the Extension is not completed for any reason. The amount of the Contributions will not bear interest and will be repayable by the Company to the sponsor upon consummation of the Company’s initial business combination in cash; provided, however, that the sponsor may, at its option, convert each $1.00 outstanding of the Contribution into one warrant to purchase a share of Class A Common Stock of the Company on the same terms and conditions as the warrants issued by the Company to the sponsor in connection with the IPO. The sponsor will have sole discretion to determine whether to continue extending for additional months until the Extended Date, and if the sponsor determines not to continue extending for additional months, its obligation to make additional Contributions will terminate and the Company will dissolve and liquidate in accordance with its charter.

Redemption Rights

If the Extension Amendment proposal is approved, and the Extension is implemented, each public stockholder may seek to have the Company redeem his, her or its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. Holders of public shares who do not elect to have their public shares redeemed in connection with the Extension will retain the right to have their public shares redeemed in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date if they remain stockholders at such time.

TO DEMAND REDEMPTION, YOU MUST CHECK THE BOX ON THE PROXY CARD PROVIDED FOR THAT PURPOSE AND RETURN THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

In connection with tendering your shares for redemption, you must elect either (i) to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote on the Extension Amendment or (ii) to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s Election is irrevocable once the Extension Amendment is approved. In furtherance of such irrevocable election, stockholders making the Election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to have their shares redeemed may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to have their shares redeemed.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to have the Company redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to have the Company redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. As of the record date, this would amount to approximately $10.23 per share. The closing price of the Company’s Class A Common Stock on September 19, 2019 was $10.24.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Common Stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Extension Amendment. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Contribution

If the Extension Amendment is approved, the sponsor has agreed to contribute to the Company as a loan $0.033 for each public share that is not redeemed in connection with the stockholder vote to approve the Extension for each month (commencing on October 17, 2019 and on the 17th day of each subsequent calendar month) that is needed by the Company to complete a business combination from October 17, 2019 until the Extended Date. For example, if the Company completes a business combination on December 17, 2019, which would represent two months, the sponsor would make aggregate Contributions of approximately $2.7 million (assuming no public shares are redeemed in connection with the Extension). Each Contribution will be deposited in the trust account on or before the 20th day of each calendar month. Accordingly, if the Extension Amendment is approved, the Extension takes effect and the Company takes the entire time through the Extended Date to complete its initial business combination, then the redemption amount per public share as of the Extended Date would be approximately $10.36 per public share, in comparison to the current redemption amount of approximately $10.23 per public share.

The Contribution is conditional upon the implementation of the Extension. The Contribution will not occur if the Extension Amendment is not approved or the Extension is not completed for any reason. The amount of the Contributions will not bear interest and will be repayable by the Company to the sponsor upon consummation of the Company’s initial business combination in cash; provided, however, that the sponsor may, at its option, convert each $1.00 outstanding of the Contribution into one warrant to purchase a share of Class A Common Stock of the Company on the same terms and conditions as the warrants issued by the Company to the sponsor in connection with the IPO. The sponsor will have sole discretion to determine whether to continue extending for additional months until the Extended Date, and if the sponsor determines not to continue extending for additional months, its obligation to make additional Contributions will terminate and the Company will dissolve and liquidate in accordance with its charter.

Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to stockholders of the Company who hold their shares as a “capital asset,” as defined in the Code. As used herein, a “U.S Holder” means a stockholder of the Company that is an (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. holders have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person.  A “Non-U.S. Holder” is a stockholder of the Company that is a not U.S. Holder.

This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes, U.S. holders whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A stockholder who does not make the Election (including any stockholder who votes in favor of the Extension Amendment) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendment.

U.S.Federal Income Tax Treatment of Electing Stockholders

U.S Holders

A U.S. holder who makes the Election will receive cash in exchange for the tendered shares, and such transaction generally will be a taxable transaction for U.S. federal income tax purposes.  Depending on a U.S. Holder’s particular circumstances, the transaction will be treated for U.S. federal income tax purposes either as (i) a sale of the tendered shares (a “Sale”) producing gain or loss, or (ii) a distribution with respect to the U.S. Holder’s shares (a “Distribution”) that may be treated as (i) dividend income, (ii) or a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold.  For the avoidance of doubt, any taxes imposed on or in respect of a U.S. Holder in connection with its sale of tendered shares pursuant to the Election, including any applicable share of transfer taxes, and any applicable withholding taxes, as discussed below, will be for the U.S. Holder’s account and will not be borne by the Company.

If a redemption of shares is treated as a Sale, the U.S. holder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the U.S holder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A U.S. holder’s adjusted tax basis in the redeemed shares generally will equal the U.S. holder’s acquisition cost for those shares. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. holder. Depending upon a stockholder’s particular circumstances, a stockholder may be able to designate which blocks of stock are redeemed in connection with the Extension Amendment.

A redemption will be treated as a Sale with respect to a U.S. holder if the redemption of the U.S holder’s shares (i) results in a “complete termination” of the U.S. holder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the U.S. holder or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. holder. In determining whether any of these tests has been met, each U.S holder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A U.S. holder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to an option causes the covered shares to be constructively owned by the holder of the option. Accordingly, any U.S. holder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be considered to have experienced a complete termination of his interest in the Company.  U.S. Holder’s making the Election should consult with their tax advisors regarding the applicability of one or more of these tests to their particular situations.

In general, a distribution to a U.S. holder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the U.S. holder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such U.S. holder before the redemption. Whether the redemption will result in a more than 20% reduction in a U.S. holder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering stockholders that are redeemed pursuant to the Election.

Even if the redemption of a U.S. holder’s shares in connection with the Extension Amendment is not treated as a Sale under either the “complete redemption” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that stockholder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. holder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over and does not participate in the management of our corporate affairs may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and U.S. holders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

To the extent that a U.S. Holder receives, as part of its redemption proceeds in exchange for its redeemed shares of the Company, accumulated and unpaid dividends, the portion of the redemption proceeds representing such dividend amounts generally will be treated as either ordinary income dividends, or capital gain dividends in the hands of the U.S. Holder, as reported by the Company, to the extent such dividends have been previously declared by the Company. The tax treatment of each such type of dividend for U.S. Holders is explained in the next paragraph.

If none of the tests for Sale treatment are met with respect to a U.S. holder, amounts received in exchange for the U.S. holder’s redeemed shares will be taxable to the U.S. holder as a “dividend” to the extent of such U.S. holder’s ratable share of the Company’s current and accumulated earnings and profits. In this case, a U.S. Holder will not be permitted to recognize any loss in connections with the redemption of its shares pursuant to the Election. Although it is believed that the Company presently has no accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. Any amount received that are treated as a dividend are generally taxable at ordinary income tax rates. If there are no current or accumulated earnings or the amount of the Distribution to the U.S. Holder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the U.S. holder (to the extent of the U.S. holder’s adjusted tax basis in the redeemed shares) causing a reduction if the adjusted basis of such U.S. Holder’s shares. Any amounts received in the Distribution in excess of the U.S. holder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering U.S. holder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for non-taxable return of capital discussed above) will be transferred to any remaining shares held by such U.S. holder. If the redemption is treated as a dividend but the U.S. holder has not retained any actually owned shares, the U.S. holder should consult his own tax advisor regarding possible allocation

In addition, in the case of a corporate U.S. Holder, if the requirements for Sale treatment described above are not met and the U.S. Holder is treated as receiving a dividend from the Company, in certain cases the dividend could constitute an “extraordinary dividend” under Section 1059 of the Code, potentially resulting in special basis adjustments for any remaining shares of the Company held by such U.S. Holder following the Company’s redemption pursuant to the Election and the recognition of gain. Corporate U.S. Holders should consult their tax advisers for the possible applicability of this special rule to them.

In addition, the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Company of net investment income and capital gains, and (ii) any net gain from the sale, exchange or other taxable disposition of shares.

In the event that a tendering U.S. Holder is deemed to receive a dividend as a result of the redemption of its shares of the Company, it is possible that U.S. Holders of the Company whose percentage ownership of the Company increases as a result of the redemption will be deemed to receive a constructive distribution from the Company, whether or not such U.S. Holders tender shares in connection with the Election. Such constructive distribution will be treated as a dividend to the extent of a Company’s current or accumulated earnings and profits.

Non-U.S. Holders

If redemption of a Non-U.S. Holder’s shares is treated as Distribution, as discussed above under the section entitled “U.S. Holders,” to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such Distribution will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of Company stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Company common stock, which will be treated as described below.

The withholding tax does not apply to dividends paid to a Non-U.S. Holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower applicable treaty rate).

If a redemption of a Non-U.S. Holder’s shares is treated as Sale, as discussed above under the section entitled “U.S. Holders,” a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized such Sale, unless:

●

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

●

such Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which the disposition takes place and has a “tax home” in the United States; or

●

we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of 30%.

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder on the Sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. We believe that we are not and have not been at any time since our formation a United States real property holding corporation.

Notwithstanding the foregoing, even if a redemption of a Non-U.S. Holder’s shares may be treated as other than a dividend for U.S. federal income tax purposes, to the extent withholding would be required if such redemption were treated as a dividend, the Company or another applicable withholding agent may withhold as if the redemption were treated as a dividend. In such event, a Non-U.S. Holder may seek a refund from the IRS with respect to withholdings on amounts in excess of the portion (if any) treated as a dividend for U.S. federal income tax purposes. Non-U.S. Holders should consult their tax advisors on how to obtain a refund of any excess withholding.

Non-U.S. Holders are urged to consult their own tax advisors and the applicable withholding agent, such as their broker or other nominee holder, regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

Information Reporting and Back-up Withholding.

Gross proceeds from the redemption of shares in connection with the approval of the Extension Amendment may be subject to information reporting. Additionally, U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments”, each tendering U.S. Holder (or other payee) must either (i) provide to the Company such U.S. Holder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such U.S. Holder is awaiting a TIN) and certify that (A) such U.S. holder has not been notified by the IRS that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such U.S. Holder that such U.S. holder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering U.S. Holder is required to make such certifications by providing the Company a signed copy of IRS Form W-9. Exempt tendering U.S. Holders are not subject to backup withholding and reporting requirements, but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, the relevant tendering U.S. Holder may be subject to a $50 penalty imposed by the IRS, and any “reportable payments” made to such U.S. holder pursuant to the redemption will be subject to backup withholding in an amount equal to 24% of such “reportable payments.”

A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.

FATCA

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), foreign financial institutions (which term includes most foreign hedge funds, private equity funds, mutual funds, securitization vehicles and other investment vehicles) and certain other foreign entities must comply with certain information reporting rules with respect to their U.S. account holders and investors. A foreign financial institution or such other foreign entity that does not comply with the FATCA reporting requirements generally will be subject to a 30% withholding tax with respect to any “withholdable payments.” For this purpose, withholdable payments generally include U.S.-source payments otherwise subject to nonresident withholding tax (e.g., U.S.-source dividends, including the proceeds of a redemption treated as a Distribution) and also include the entire gross proceeds from the sale of any stock of U.S. issuers (including a redemption treated as a Sale), even if the payment would otherwise not be subject to U.S. nonresident withholding tax (e.g., because it is capital gain). The IRS recently issued proposed Treasury Regulations that would eliminate the application of this regime with respect to payments of gross proceeds (but not interest). Pursuant to these proposed Treasury Regulations, the Company and any applicable withholding agent may (but are not required to) rely on this proposed change to FATCA withholding until final regulations are issued.

We will not pay any additional amounts to redeeming stockholders in respect of any amounts withheld, including pursuant to FATCA. Under certain circumstances, a stockholder might be eligible for refunds or credits of such taxes. Stockholders are urged to consult with their own tax advisors regarding the effect, if any, of the FATCA provisions to them based on their particular circumstances.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment.

Required Vote

The affirmative vote by holders of at least a majority of the Company’s outstanding Common Stock is required to approve the Extension Amendment. If the Extension Amendment is not approved and we do not consummate a business combination by October 17, 2019, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject (in each case of (i) and (ii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of the Company’s directors, executive officers and their affiliates are expected to vote any Common Stock owned by them in favor of the Extension Amendment. On the record date, the sponsor and the Company’s independent directors beneficially owned and were entitled to vote 10,350,000 founder shares, representing approximately 20.0% of the Company’s issued and outstanding Common Stock.

In addition, the Company’s directors, executive officers and their affiliates may choose to buy shares of the Company’s Class A Common Stock in the open market and/or through negotiated private purchases. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment proposal and elected to have the Company redeem their shares for a portion of the Trust Account. Any shares of the Company’s Class A Common Stock purchased by affiliates will be voted in favor of the Extension Amendment proposal.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●

If the Extension Amendment is not approved and we do not consummate a business combination by October 17, 2019 as contemplated by our IPO prospectus and in accordance with our charter, the 10,206,000 shares of Class B Common Stock held by the sponsor, which were acquired for a purchase price of approximately $0.002 per share, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 10,280,000 private placement warrants that were acquired simultaneously with the IPO for an aggregate purchase price of $10,280,000 (as they will expire). Our officers and directors are officers and/or directors of our sponsor, including our CEO, who currently serves as Chairman of the Board and Chief Executive Officer of the general partner of our sponsor;

●

In connection with the IPO, the sponsors agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the company or target businesses with which the Company has entered into an acquisition agreement;

●

All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●

None of the Company’s executive officers or directors has received any cash compensation for services rendered to the Company. All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter; and

●

The sponsors, the Company’s officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate the business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the record date, the sponsors, and the Company’s officers and directors, and their affiliates had incurred approximately $16,007 in reimbursable expenses, and they may incur additional expenses in the future.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment proposal.

Our Board recommends that you vote “FOR” the Extension Amendment proposal. Our Board expresses no opinion as to whether you should seek redemption of your public shares.

PROPOSAL NO. 2 – ELECTION OF DIRECTORS

Our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. Our Board now consists of five directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”

Mr. Sturdivant is nominated for election at this special meeting of stockholders as Class A director, to hold office until the annual meeting of shareholders in 2022, or until his successor is chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as director of the nominee unless the nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by our Board. We have no reason to believe the nominee will be unavailable or, if elected, will decline to serve.

Nominee Biographies

For a biography of the Class A director nominee, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”

Required Vote

The election of directors is decided by a plurality of the votes of the Common Stock cast at the special meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the special meeting, and therefore will have no effect.

Recommendation

Our Board recommends that you vote “FOR” the abovementioned nominee as Class A director.

PROPOSAL NO. 3 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the stockholders to ratify our audit committee’s selection of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Our audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. Our audit committee is not bound by the outcome of this vote.

WithumSmith+Brown, PC has audited our financial statements for the year ending December 31, 2018. A representative of WithumSmith+Brown, PC is not expected to be present at the special meeting, and as such are not expected to make a statement or answer questions at the special meeting. A summary of fees paid or to be paid to WithumSmith+Brown, PC for services rendered in fiscal year 2018 is set forth above in the section entitled “Principal Accountant Fees and Services.”

Our audit committee has determined that the services provided by WithumSmith+Brown, PC are compatible with maintaining the independence of WithumSmith+Brown, PC as our independent registered public accounting firm.

Our audit committee has approved all of the services rendered by WithumSmith+Brown, PC in fiscal year 2018. Our audit committee will pre-approve all future auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by our audit committee prior to the completion of the audit).

Required Vote

Ratification of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2019 requires a majority of the votes of the Common Stock present in person or represented by proxy at the special meeting and entitled to vote thereon.

Recommendation

Our Board recommends that you vote “FOR” the ratification of the selection by our audit committee of WithumSmith+Brown, PC as our independent registered public accounting firm.

PROPOSAL NO. 4 – ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment.

Required Vote

The approval of the Adjournment Proposal requires a majority of the votes present in person or represented by proxy at the special meeting and entitled to vote thereon.

Recommendation

Our Board recommends that you vote “FOR” the approval of the Adjournment Proposal.

STOCKHOLDER PROPOSALS

If you are a stockholder and you want to include a proposal in the proxy statement for the year 2020 annual meeting of stockholders (the “2020 annual meeting”), you must provide it to the Company by no later than May 23, 2020. You should direct any proposals to the Company’s Secretary at the Company’s principal executive offices. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the year 2020 annual meeting, you must give timely notice of the matter or the nomination, in writing, to the Company’s Secretary at the Company’s principal executive offices. To be timely, the notice must be received by the Secretary at the Company’s principal executive offices not later than the close of business on August 11, 2020 nor earlier than the close of business on July 13, 2020. In the event that the annual meeting is called for a date that is not within 45 days before or after the anniversary of the date the Company first released its proxy statement to stockholders in connection with the special meeting, to be timely notice by the stockholder must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company. The inclusion of any stockholder proposal in the proxy materials for the 2020 annual meeting will be subject to the applicable rules of the SEC and the Company’s amended and restated bylaws.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102, 817-850-9200, Attn: Chief Financial Officer.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment by contacting us at the following address, telephone number or facsimile number:

Pure Acquisition Corp.
421 W. 3rd Street, Suite 1000
Fort Worth, Texas 76102
Tel: 817-850-9200

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
470 West Avenue, 3rd Floor

Stamford, Connecticut 06902
Individuals call: 800-662-5200

Banks and brokers call: 203-658-9400
Email: PACQ.info@morrowsodali.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than October 3, 2019.

ANNEX A

PROPOSED SECOND AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
PURE ACQUISITION CORP.

Pursuant to Section 245 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of PURE ACQUISITION CORP. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is Pure Acquisition Corp.

2.

The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on November 13, 2017 and was amended and restated on December 12, 2017 (the “Original Certificate”).

3.

The second amended and restated certificate of incorporation, which restated and further amended the provisions of the Original Certificate, was filed with the Secretary of State of the State of Delaware on April 10, 2018 and further amended on April 12, 2018 (the “Amended and Restated Certificate”).

4.	This Second Amendment to the Amended and Restated Certificate (this “Amendment”) amends the Amended and Restated Certificate.

5.

This Amendment was duly adopted by the affirmative vote of the holders of at least a majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Sections 242 and 245 the General Corporation Law of the State of Delaware (the “DGCL”).

6.	The text of Article TWELFTH, Subsection B is hereby amended and restated to read in full as follows:

“B.                          Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2018, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay (i) income or other tax obligations, (ii) up to $10,000 per month for office space, utilities and secretarial and administrative support, and (iii) up to $50,000 for liquidation expenses, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of shares in connection with a vote seeking to amend any provisions of this Second Amended and Restated Certificate of Incorporation relating to stockholders’ rights or pre-initial Business Combination activity (as described in subsection L hereof) or (iii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by February 21, 2020. Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of the Sponsor) are referred to herein as “Public Stockholders.”

7.	The text of Article TWELFTH, Subsection E is hereby amended and restated to read in full as follows:

“E.    In the event that the Corporation has not consummated an initial Business Combination by February 21, 2020, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation as described in subsection B above (net of taxes payable and up to $50,000 for dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

IN WITNESS WHEREOF, I have signed this Amendment this ___ day of __________________, 2019.

                                                 Name:

                                               Title:

ANNEX B

PURE ACQUISITION CORP.
CHARTER OF
THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

I.	PURPOSE OF THE COMMITTEE

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Pure Acquisition Corp. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and its subsidiaries and the audits of the financial statements of the Company.

II.              COMPOSITION OF THE COMMITTEE

The Committee shall consist of three or more independent directors, as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the Nasdaq Stock Market (“NASDAQ”), and any additional requirements the Board deems appropriate.

The chairperson of the Committee shall be designated by the Board, provided if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

Each member of the Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee must be designated by the Board to be the “audit committee financial expert,” as defined by the Securities and Exchange Commission (the “SEC”) pursuant to the Sarbanes-Oxley Act of 2002 (the “Act”).

III.             MEETINGS OF THE COMMITTEE

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less frequently than once every fiscal quarter. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Committee shall maintain minutes of its meetings and records relating to those meetings.

IV.              DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

In carrying out its duties and responsibilities, the Committee’s policies and procedures should remain flexible, so it may be in a position to best address, react or respond to changing circumstances or conditions. The following duties and responsibilities are within the authority of the Committee and the Committee shall, consistent with and subject to applicable law and rules and regulations promulgated by the SEC, NASDAQ, or any other applicable regulatory authority:

Selection, Evaluation, and Oversight of the Auditors

(a)   Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the Committee (the registered public accounting firm engaged for the purpose of preparing or issuing an audit report for inclusion in the Company’s Annual Report on Form 10-K is referred to herein as the “independent auditors”);

(b)   Review and, in its sole discretion, approve in advance the Company’s independent auditors’ annual engagement letter, including the proposed fees contained therein, as well as all audit and, as provided in the Act and the SEC rules and regulations promulgated thereunder, all permitted non-audit engagements and relationships between the Company and such independent auditors (which approval should be made after receiving input from the Company’s management, if desired). Approval of audit and permitted non-audit services will be made by the Committee or by one or more members of the Committee as shall be designated by the Committee/the chairperson of the Committee and the persons granting such approval shall report such approval to the Committee at the next scheduled meeting;

(c)  Review the performance of the Company’s independent auditors, including the lead partner of the independent auditors, and, in its sole discretion (subject, if applicable, to stockholder ratification), make decisions regarding the replacement or termination of the independent auditors when circumstances warrant;

(d)   Evaluate the independence of the Company’s independent auditors by, among other things:

(i)      obtaining and reviewing from the Company’s independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1;

(ii)     actively engaging in a dialogue with the Company’s independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

(iii)    setting clear hiring policies for employees or former employees of the Company’s independent auditors;

(iv)    taking, or recommending the Board take, appropriate action to oversee the independence of the Company’s independent auditors;

(v)     monitoring compliance by the Company’s independent auditors with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

(vi)    monitoring compliance by the Company of the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder; and

(vii)   engaging in a dialogue with the independent auditors to confirm audit partner compensation is consistent with applicable SEC rules;

Oversight of Annual Audit and Quarterly Reviews

(e)   Review and discuss with the independent auditors their annual audit plan, including the timing and scope of audit activities, and monitor such plan’s progress and results during the year;

(f)   Review with management and the Company’s independent auditors the following information which is required to be reported by the independent auditor:

(i)      all critical accounting policies and practices to be used;

(ii)     all alternative treatments of financial information have been discussed by the independent auditors and management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

(iii)    all other material written communications between the independent auditors and management, such as any management letter and any schedule of unadjusted differences; and

(iv)    any material financial arrangements of the Company which do not appear on the financial statements of the Company;

(g)   Resolve all disagreements between the Company’s independent auditors and management regarding financial reporting;

Oversight of Financial Reporting Process and Internal Controls

(h)    Review:

(i)     the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget, compensation and staffing of the Company’s internal audit function, through inquiry and discussions with the Company’s independent auditors and management; and

(ii)     the Committee’s level of involvement and interaction with the Company’s internal audit function, including the Committee’s line of authority and role in appointing and compensating employees in the internal audit function;

(i)     Review with the Chief Executive Officer, Chief Financial Officer and independent auditors, periodically, the following:

(i)     all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

(ii)     any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting;

(j)    Discuss guidelines and policies governing the process by which senior management of the Company assess and manage the Company’s exposure to risk, as well as the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

(k)    Review with management the progress and results of all internal audit projects, and, when deemed necessary or appropriate by the Committee, assign additional internal audit projects to appropriate personnel;

(l)      Receive periodic reports from the Company’s independent auditors, management and director of the Company’s internal auditing department to assess the impact on the Company of significant accounting or financial reporting developments that may have a bearing on the Company;

(m)    Review and discuss with the independent auditors the results of the year-end audit of the Company, including any comments or recommendations of the Company’s independent auditors and, based on such review and discussions and on such other considerations as it determines appropriate, recommend to the Board whether the Company’s financial statements should be included in the Annual Report on Form 10-K;

(n)     Establish and maintain free and open means of communication between and among the Committee, the Company’s independent auditors and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis;

(o)    Review the type and presentation of information to be included in the Company’s earnings press releases (especially the use of “pro forma” or “adjusted” information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided by the Company to analysts and rating agencies (which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance);

Miscellaneous

(p)    Establish and implement policies and procedures for the Committee’s review and approval or disapproval of proposed transactions or courses of dealings with respect to which executive officers or directors or members of their immediate families have an interest (including all transactions required to be disclosed by Item 404(a) of Regulation S-K);

(q)    Meet periodically with outside counsel when appropriate, to review legal and regulatory matters, including (i) any matters that may have a material impact on the financial statements of the Company and (ii) any matters involving potential or ongoing material violations of law or breaches of fiduciary duty by the Company or any of its directors, officers, employees, or agents or breaches of fiduciary duty to the Company;

(r)     Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement;

(s)    Review the Company’s policies relating to the ethical handling of conflicts of interest and review past or proposed transactions between the Company and members of management as well as policies and procedures with respect to officers’ expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Company’s independent auditors;

(t)     Review and approve in advance any services provided by the Company’s independent auditors to the Company’s executive officers or members of their immediate families;

(u)    Review the Company’s program to monitor compliance with the Company’s Code of Ethics;

(v)    Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

(w)    Establish procedures for the receipt, retention and treatment of reports of evidence of a material violation made by attorneys appearing and practicing before the SEC in the representation of the Company or any of its subsidiaries, or reports made by the Company’s Chief Executive Officer in relation thereto;

(x)     Approve reimbursement of expenses incurred by management in connection with certain activities on our behalf, such as identifying potential target businesses;

(y)    Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Company;

(z)     Review and assess the adequacy of this Charter on an annual basis; and

(aa)   Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

V.                INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Company’s expense, such independent counsel or other consultants or advisers as it deems necessary.

* * *

While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for preparing or certifying the financial statements, for planning or conducting the audit, or for determining whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

In fulfilling their responsibilities hereunder, it is recognized members of the Committee are not full-time employees of the Company, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary.

Nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of the members of the Committee, except to the extent otherwise provided under applicable federal or state law.

ANNEX C

PURE ACQUISITION CORP.
CHARTER OF
THE NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS

I.	PURPOSE OF THE COMMITTEE

As set forth herein, the Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) shall, among other things, discharge the responsibilities of the Board relating to the appropriate size, functioning and needs of the Board including, but not limited to, identification, recommendation, recruitment and retention of high quality Board members and committee composition and structure.

II.              COMPOSITION OF THE COMMITTEE

The Committee shall consist of at least two members of the Board as determined from time to time by the Board. Each member shall be qualified to serve on the Committee pursuant to the requirements of the Nasdaq Stock Market (“NASDAQ”) and any additional requirements the Board deems appropriate.

The chairperson of the Committee shall be designated by the Board, provided if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

III.             MEETINGS AND COMMITTEE ACTION

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less than once annually. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Committee shall maintain minutes of its meetings and records relating to those meetings.

IV.             DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

●	Developing the criteria and qualifications for membership on the Board.

●	Recruiting, reviewing, nominating and recommending candidates for election to the Board or to fill vacancies on the Board.

●	Reviewing candidates proposed by stockholders, and conducting appropriate inquiries into the background and qualifications of any such candidates.

●	Establishing subcommittees for the purpose of evaluating special or unique matters.

●	Monitoring and making recommendations regarding committee functions, contributions and composition.

●	Evaluating, on an annual basis, the Board’s and management’s performance.

●	Evaluating, on an annual basis, the Committee’s performance and report to the Board on such performance.

●	Developing and making recommendations to the Board regarding corporate governance guidelines for the Company.

●

Retaining and terminating any advisors, including search firms to identify director candidates, compensation consultants as to director compensation and legal counsel, including sole authority to approve all such advisors’ or search firms’ fees and other retention terms, as the case may be.

V.               REPORTING

The Committee shall report to the Board periodically. The Committee shall prepare a statement each year concerning its compliance with this Charter for inclusion in the Company’s proxy statement. The Committee shall periodically review and assess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

* * *

While the members of the Committee have the duties and responsibilities set forth in this Charter, nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of members of the Committee, except to the extent otherwise provided under applicable federal or state law.

PURE ACQUISITION CORP.

Board of Director Candidate Guidelines

The Nominating Committee of Pure Acquisition Corp. (the “Company”) will identify, evaluate and recommend candidates to become members of the Board of Directors (the “Board”) with the goal of creating a balance of knowledge and experience. Nominations to the Board may also be submitted to the Nominating Committee by the Company’s stockholders in accordance with the Company’s policy, a copy of which is attached hereto. Candidates will be reviewed in the context of the then current composition of the Board, the operating requirements of the Company and the long-term interests of the Company’s stockholders. In conducting this assessment, the Committee will consider and evaluate each director-candidate based upon its assessment of the following criteria:

●	Whether the candidate is independent pursuant to the requirements of NASDAQ.

●	Whether the candidate is accomplished in his or her field and has a reputation, both personal and professional, that is consistent with the image and reputation of the Company.

●

Whether the candidate has the ability to read and understand basic financial statements. The Nominating Committee also will determine if a candidate  satisfies the criteria for being an “audit committee financial expert,” as defined by the Securities and Exchange Commission.

●	Whether the candidate has relevant education, experience and expertise and would be able to provide insights and practical wisdom based upon that education, experience and expertise.

●	Whether the candidate has knowledge of the Company and issues affecting the Company.

●	Whether the candidate is committed to enhancing stockholder value.

●	Whether the candidate fully understands, or has the capacity to fully understand, the legal responsibilities of a director and the governance processes of a public company.

●	Whether the candidate is of high moral and ethical character and would be willing to apply sound, objective and independent business judgment, and to assume broad fiduciary responsibility.

●	Whether the candidate has, and would be willing to commit, the required hours necessary to discharge the duties of Board membership.

●	Whether the candidate has any prohibitive interlocking relationships or conflicts of interest.

●	Whether the candidate is able to develop a good working relationship with other Board members and contribute to the Board’s working relationship with the senior management of the Company.

●	Whether the candidate is able to suggest business opportunities to the Company.

Stockholder Recommendations for Directors

Stockholders who wish to recommend to the Nominating Committee a candidate for election to the Board of Directors should send their letters to Pure Acquisition Corp., 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102 Attn: Secretary. The Secretary will promptly forward all such letters to the members of the Nominating Committee. Stockholders must follow certain procedures to recommend to the Nominating Committee candidates for election as directors. In general, in order to provide sufficient time to enable the Nominating Committee to evaluate candidates recommended by stockholders in connection with selecting candidates for nomination in connection with the Company’s annual meeting of stockholders, the Secretary must receive the stockholder’s recommendation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the scheduled date of the annual meeting of stockholders. In the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting of stockholders is given, a stockholder’s notice shall be timely if delivered to our principal executive offices not later than the 10th day following the day on which public announcement of the date of our annual meeting of stockholders is first made or sent by us.

The recommendation must contain the following information about the candidate:

●	Name;

●	Age;

●	Business and current residence addresses;

●	Principal occupation or employment and employment history (name and address of employer and job title) for the past 10 years (or such shorter period as the candidate has been in the workforce);

●	Educational background;

●	Permission for the Company to conduct a background investigation, including the right to obtain education, employment and credit information;

●	The number of shares of common stock of the Company owned beneficially or of record by the candidate;

●

The information that would be required to be disclosed by the Company about the candidate under the rules of the Securities and Exchange Commission in a Proxy Statement soliciting proxies for the election of such candidate as a director (which currently includes information required by Items 401, 404 and 405 of Regulation S-K);

●	A signed consent of the nominee to serve as a director of the Company, if elected.

In addition to the information detailed above, the nominating stockholder must provide information concerning the nominating stockholder’s share ownership and other information in accordance with the requirements of Section 3.3 of the Company’s bylaws.

ANNEX D

PURE ACQUISITION CORP.
CHARTER OF
THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

I.	PURPOSE OF THE COMMITTEE

The purposes of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Pure Acquisition Corp. (the “Company”) shall be to oversee the Company’s compensation and employee benefit plans and practices, including its executive compensation plans, and its incentive-compensation and equity-based plans; to review and discuss with management the Company’s compensation discussion and analysis (“CD&A”) to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”); to prepare the Compensation Committee Report as required by the rules of the SEC; and to perform such further functions as may be consistent with this Charter or assigned by applicable law, the Company’s certificate of incorporation or bylaws or the Board.

II.              COMPOSITION OF THE COMMITTEE

The Committee shall consist of two or more directors as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the Nasdaq Stock Market (the “NASDAQ”), and any additional requirements that the Board deems appropriate. Members of the Committee shall also qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The chairperson of the Committee shall be designated by the Board, provided if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

III.             MEETINGS AND PROCEDURES OF THE COMMITTEE

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less than twice annually. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary, provided, the Chief Executive Officer of the Company may not be present during any portion of a Committee meeting in which deliberation or any vote regarding his or her compensation occurs.

A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Committee shall maintain minutes of its meetings and records relating to those meetings and shall report regularly to the Board on its activities, as appropriate.

IV.             DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

A.	Executive Compensation

The Committee shall have the following duties and responsibilities with respect to the Company’s executive compensation plans:

(a)     To review at least annually the goals and objectives of the Company’s executive compensation plans, and amend, or recommend the Board amend, these goals and objectives if the Committee deems it appropriate.

(b)     To review at least annually the Company’s executive compensation plans in light of the Company’s goals and objectives with respect to such plans, and, if the Committee deems it appropriate, adopt, or recommend to the Board the adoption of, new, or the amendment of existing, executive compensation plans.

(c)    To evaluate annually the performance of the Chief Executive Officer in light of the goals and objectives of the Company’s executive compensation plans, and, either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the Chief Executive Officer’s compensation level based on this evaluation. In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Committee shall consider factors as it determines relevant, which may include, for example, the Company’s performance and relative stockholder return, the value of similar awards to chief executive officers of comparable companies, and the awards given to the Chief Executive Officer of the Company in past years. The Committee may discuss the Chief Executive Officer’s compensation with the Board if it chooses to do so.

(d)    To evaluate annually the performance of the other executive officers of the Company in light of the goals and objectives of the Company’s executive compensation plans, and either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the compensation of such other executive officers. To the extent long-term incentive compensation is a component of such executive officer’s compensation, the Committee shall consider all relevant factors in determining the appropriate level of such compensation, including the factors applicable with respect to the Chief Executive Officer.

(e)     To evaluate annually the appropriate level of compensation for Board and Committee service by non-employee directors.

(f)     To review and approve any severance or termination arrangements to be made with any executive officer of the Company.

(g)     To perform such duties and responsibilities as may be assigned to the Board or the Committee under the terms of any executive compensation plan.

(h)     To review perquisites or other personal benefits to the Company’s executive officers and directors and recommend any changes to the Board.

(i)      To consider the results of the most recent stockholder advisory vote on executive compensation as required by Section 14A of the Exchange Act, and, to the extent the Committee determines it appropriate to do so, take such results into consideration in connection with the review and approval of executive officer compensation.

(j)      To review and discuss with management the CD&A, and based on that review and discussion, to recommend to the Board the CD&A be included in the Company’s annual proxy statement or annual report on Form 10-K.

(k)    To review compensation arrangements for the Company’s employees to evaluate whether incentive and other forms of pay encourage unnecessary or excessive risk taking, and review and discuss, at least annually, the relationship between risk management policies and practices, corporate strategy and the Company’s compensation arrangements.

(l)      To the extent it deems necessary, review and approve the terms of any compensation “clawback” or similar policy or agreement between the Company and the Company’s executive officers or other employees subject to Section 16 of the Exchange Act.

(m)    To prepare the Compensation Committee Report in accordance with the rules and regulations of the SEC for inclusion in the Company’s annual proxy statement or annual report on Form 10-K.

(n)     To perform such other functions as assigned by law, the Company’s certificate of incorporation or bylaws or the Board.

B.	General Compensation and Employee Benefit Plans

The Committee shall have the following duties and responsibilities with respect to the Company’s general compensation and employee benefit plans, including incentive-compensation and equity-based plans:

(a)     To review at least annually the goals and objectives of the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.

(b)     To review at least annually the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, in light of the goals and objectives of these plans, and recommend the Board amend these plans if the Committee deems it appropriate.

(c)     To review all equity-compensation plans to be submitted for stockholder approval under the NASDAQ listing standards, and to review and, in the Committee’s sole discretion, approve all equity-compensation plans exempt from such stockholder approval requirement.

(d)     To perform such duties and responsibilities as may be assigned to the Board or the Committee under the terms of any compensation or other employee benefit plan, including any incentive-compensation or equity-based plan.

V.               ROLE OF CHIEF EXECUTIVE OFFICER

The Chief Executive Officer may make, and the Committee may consider, recommendations to the Committee regarding the Company’s compensation and employee benefit plans and practices, including its executive compensation plans, its incentive- compensation and equity-based plans with respect to executive officers (other than the Chief Executive Officer) and the Company’s director compensation arrangements.

VI.             DELEGATION OF AUTHORITY

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, no subcommittee shall consist of fewer than two members; and provided further the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

VII.          EVALUATION OF THE COMMITTEE

The Committee shall, no less frequently than annually, evaluate its performance. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope and shall recommend such changes as it deems necessary or appropriate. The Committee shall address all matters the Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

The Committee shall deliver to the Board a report, which may be oral, setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company’s or the Board’s policies or procedures.

VIII.          INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel or other adviser retained by the Committee, the expense of which shall be borne by the Company. The Committee may select a compensation consultant, legal counsel or other adviser to the Committee only after taking into consideration the following:

(a)     The provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;

(b)     The amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;

(c)     The policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser designed to prevent conflicts of interest;

(d)     Any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;

(e)     Any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and

(f)     Any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an executive officer of the Company.

The Committee shall conduct the independence assessment with respect to any compensation consultant, legal counsel or other adviser that provides advice to the Committee, other than: (i) in-house legal counsel; and (ii) any compensation consultant, legal counsel or other adviser whose role is limited to the following activities for which no disclosure would be required under Item 407(e)(3)(iii) of Regulation S-K: consulting on any broad-based plan that does not discriminate in scope, terms, or operation, in favor of executive officers or directors of the Company, and that is available generally to all salaried employees; or providing information that either is not customized for the Company or that is customized based on parameters that are not developed by the adviser, and about which the adviser does not provide advice.

Nothing herein requires a compensation consultant, legal counsel or other compensation adviser to be independent, only that the Committee consider the enumerated independence factors before selecting or receiving advice from a compensation consultant, legal counsel or other compensation adviser. The Committee may select or receive advice from any compensation consultant, legal counsel or other compensation adviser it prefers, including ones that are not independent, after considering the six independence factors outlined above.

Nothing herein shall be construed: (1) to require the Committee to implement or act consistently with the advice or recommendations of the compensation consultant, legal counsel or other adviser to the Committee; or (2) to affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties.

* * *

While the members of the Committee have the duties and responsibilities set forth in this Charter, nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of members of the Committee, except to the extent otherwise provided under applicable federal or state law.

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

FOR THE SPECIAL MEETING IN LIEU OF
THE 2019 ANNUAL MEETING OF STOCKHOLDERS OF

PURE ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P R O X Y

The undersigned hereby appoints Jack D. Hightower and Steven W. Tholen (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of Pure Acquisition Corp. (the “Company” or “Pure”), a Delaware corporation, that the undersigned is entitled to vote (the “Shares”) at the special meeting in lieu of the 2019 annual meeting of stockholders of the Company to be held on October 10, 2019 at 10:00 a.m. Local Time at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102, and at any adjournments and/or postponements thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting in lieu of the 2019 Annual Meeting of Stockholders to be held on October 10, 2019.

This Notice of Special Meeting in lieu of the 2019 Annual Meeting and the accompanying Proxy
Statement are available at: https://www.cstproxy.com/pureacquisitioncorp/2019

P R O X Y C A R D

PURE ACQUISITION CORP. - THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

Please mark vote as indicated in this example ☒

Date: ______________________________, 2019

____
Shareholder's Signature

____
Shareholder's Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR each of Proposals 1, 2, 3 and 4. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.